Published CUSIP Number: 49373FAA0 Revolving Credit CUSIP Number: 49373FAB8 $200,000,000 AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 20, 2021, by and among KFORCE INC., as Borrower, THE SUBSIDIARY GUARANTORS, the Lenders referred to herein, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender BANK OF AMERICA, N.A., as Syndication Agent BMO HARRIS BANK, N.A., as Documentation Agent WELLS FARGO SECURITIES, LLC as Lead Arranger and Bookrunner

TABLE OF CONTENTS Page i ARTICLE I DEFINITIONS ......................................................................................................................... 1 SECTION 1.1 Definitions ............................................................................................................. 1 SECTION 1.2 Other Definitions and Provisions ......................................................................... 31 SECTION 1.3 Accounting Terms................................................................................................ 31 SECTION 1.4 UCC Terms .......................................................................................................... 31 SECTION 1.5 Rounding .............................................................................................................. 31 SECTION 1.6 References to Agreement and Laws .................................................................... 32 SECTION 1.7 Times of Day. ...................................................................................................... 32 SECTION 1.8 Letter of Credit Amounts. .................................................................................... 32 SECTION 1.9 Guarantees. .......................................................................................................... 32 SECTION 1.10 Covenant Compliance Generally. ........................................................................ 32 SECTION 1.11 Compliance with Article IX ................................................................................. 32 SECTION 1.12 Limited Condition Acquisitions ........................................................................... 32 SECTION 1.13 Rates .................................................................................................................... 33 ARTICLE II REVOLVING CREDIT FACILITY ..................................................................................... 34 SECTION 2.1 Revolving Credit Loans ....................................................................................... 34 SECTION 2.2 Swingline Loans. ................................................................................................. 34 SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans. ................................................................................................................... 35 SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans. ............ 36 SECTION 2.5 Permanent Reduction of the Commitment. .......................................................... 37 SECTION 2.6 Termination of Revolving Credit Facility ............................................................ 38 ARTICLE III LETTER OF CREDIT FACILITY ...................................................................................... 38 SECTION 3.1 L/C Facility. ......................................................................................................... 38 SECTION 3.2 Procedure for Issuance of Letters of Credit ......................................................... 38

TABLE OF CONTENTS (continued) Page ii SECTION 3.3 Commissions and Other Charges. ........................................................................ 39 SECTION 3.4 L/C Participations. ............................................................................................... 39 SECTION 3.5 Reimbursement Obligation of Borrower ............................................................. 40 SECTION 3.6 Obligations Absolute ........................................................................................... 41 SECTION 3.7 Effect of Letter of Credit Application .................................................................. 41 SECTION 3.8 Resignation of Issuing Lenders. ........................................................................... 41 SECTION 3.9 Reporting of Letter of Credit Information and L/C Commitment ....................... 41 SECTION 3.10 Letters of Credit Issued for Subsidiaries .............................................................. 42 ARTICLE IV [RESERVED] ...................................................................................................................... 42 ARTICLE V GENERAL LOAN PROVISIONS ........................................................................................ 42 SECTION 5.1 Interest. ................................................................................................................ 42 SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans .............................. 43 SECTION 5.3 Fees. ..................................................................................................................... 44 SECTION 5.4 Manner of Payment .............................................................................................. 44 SECTION 5.5 Evidence of Indebtedness. ................................................................................... 44 SECTION 5.6 Sharing of Payments by Lenders ......................................................................... 45 SECTION 5.7 Administrative Agent’s Clawback. ...................................................................... 45 SECTION 5.8 Changed Circumstances. ...................................................................................... 46 SECTION 5.9 Indemnity ............................................................................................................. 49 SECTION 5.10 Increased Costs. ................................................................................................... 49 SECTION 5.11 Taxes. ................................................................................................................... 50 SECTION 5.12 Mitigation Obligations; Replacement of Lenders. ............................................... 53 SECTION 5.13 Incremental Loans................................................................................................ 54 SECTION 5.14 Cash Collateral ..................................................................................................... 56 SECTION 5.15 Defaulting Lenders. ............................................................................................. 57

TABLE OF CONTENTS (continued) Page iii ARTICLE VI CONDITIONS OF CLOSING AND BORROWING ......................................................... 59 SECTION 6.1 Conditions to Closing and Initial Extensions of Credit ....................................... 59 SECTION 6.2 Conditions to All Extensions of Credit ................................................................ 61 ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES ................... 62 SECTION 7.1 Organization; Power; Qualification ..................................................................... 62 SECTION 7.2 Ownership ............................................................................................................ 62 SECTION 7.3 Authorization; Enforceability .............................................................................. 62 SECTION 7.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc ........................................................................................................................ 62 SECTION 7.5 Compliance with Law; Governmental Approvals ............................................... 63 SECTION 7.6 Tax Returns and Payments .................................................................................. 63 SECTION 7.7 Intellectual Property Matters ............................................................................... 63 SECTION 7.8 Environmental Matters ........................................................................................ 64 SECTION 7.9 Employee Benefit Matters. .................................................................................. 64 SECTION 7.10 Margin Stock ....................................................................................................... 66 SECTION 7.11 Government Regulation ....................................................................................... 66 SECTION 7.12 [Reserved]. ........................................................................................................... 66 SECTION 7.13 Employee Relations ............................................................................................. 66 SECTION 7.14 [Reserved]. ........................................................................................................... 66 SECTION 7.15 Financial Statements ............................................................................................ 66 SECTION 7.16 No Material Adverse Change .............................................................................. 66 SECTION 7.17 Solvency .............................................................................................................. 66 SECTION 7.18 Title to Properties................................................................................................. 66 SECTION 7.19 Litigation .............................................................................................................. 67 SECTION 7.20 Anti-Corruption Laws and Sanctions................................................................... 67

TABLE OF CONTENTS (continued) Page iv SECTION 7.21 Absence of Defaults ............................................................................................. 67 SECTION 7.22 Senior Indebtedness Status .................................................................................. 67 SECTION 7.23 Disclosure ............................................................................................................ 67 ARTICLE VIII AFFIRMATIVE COVENANTS ....................................................................................... 68 SECTION 8.1 Financial Statements and Forecasts ..................................................................... 68 SECTION 8.2 Certificates; Other Reports .................................................................................. 69 SECTION 8.3 Notice of Litigation and Other Matters ................................................................ 70 SECTION 8.4 Preservation of Corporate Existence and Related Matters................................... 71 SECTION 8.5 Maintenance of Property and Licenses. ............................................................... 71 SECTION 8.6 Insurance .............................................................................................................. 71 SECTION 8.7 Accounting Methods and Financial Records ....................................................... 71 SECTION 8.8 Payment of Taxes and Other Obligations ............................................................ 71 SECTION 8.9 Compliance with Laws and Approvals ................................................................ 72 SECTION 8.10 Environmental Laws ............................................................................................ 72 SECTION 8.11 Compliance with ERISA ..................................................................................... 72 SECTION 8.12 Visits and Inspections .......................................................................................... 72 SECTION 8.13 Additional Subsidiaries. ....................................................................................... 72 SECTION 8.14 [Reserved]. ........................................................................................................... 73 SECTION 8.15 Use of Proceeds ................................................................................................... 73 SECTION 8.16 [Reserved]. ........................................................................................................... 74 SECTION 8.17 Further Assurances .............................................................................................. 74 SECTION 8.18 Anti-Corruption ................................................................................................... 74 ARTICLE IX NEGATIVE COVENANTS ................................................................................................ 74 SECTION 9.1 Indebtedness ........................................................................................................ 74 SECTION 9.2 Liens .................................................................................................................... 76

TABLE OF CONTENTS (continued) Page v SECTION 9.3 Investments .......................................................................................................... 78 SECTION 9.4 Fundamental Changes .......................................................................................... 80 SECTION 9.5 Asset Dispositions................................................................................................ 81 SECTION 9.6 Restricted Payments ............................................................................................. 81 SECTION 9.7 Transactions with Affiliates ................................................................................. 82 SECTION 9.8 Accounting Changes; Organizational Documents. .............................................. 83 SECTION 9.9 Payments and Modifications of Subordinated Indebtedness. .............................. 83 SECTION 9.10 No Further Negative Pledges; Restrictive Agreements. ...................................... 83 SECTION 9.11 Nature of Business ............................................................................................... 84 SECTION 9.12 Sale Leasebacks ................................................................................................... 84 SECTION 9.13 [Reserved]. ........................................................................................................... 84 SECTION 9.14 Financial Covenants. ............................................................................................ 84 SECTION 9.15 [Reserved]. ........................................................................................................... 84 SECTION 9.16 Disposal of Subsidiary Interests .......................................................................... 84 SECTION 9.17 Use of Proceeds ................................................................................................... 84 ARTICLE X DEFAULT AND REMEDIES .............................................................................................. 85 SECTION 10.1 Events of Default ................................................................................................. 85 SECTION 10.2 Remedies .............................................................................................................. 86 SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc. .......................................... 87 SECTION 10.4 Crediting of Payments and Proceeds ................................................................... 88 SECTION 10.5 Administrative Agent May File Proofs of Claim ................................................. 88 SECTION 10.6 Credit Bidding...................................................................................................... 89 ARTICLE XI THE ADMINISTRATIVE AGENT .................................................................................... 90 SECTION 11.1 Appointment and Authority. ................................................................................ 90 SECTION 11.2 Rights as a Lender................................................................................................ 90

TABLE OF CONTENTS (continued) Page vi SECTION 11.3 Exculpatory Provisions. ....................................................................................... 90 SECTION 11.4 Reliance by the Administrative Agent ................................................................. 91 SECTION 11.5 Delegation of Duties ............................................................................................ 92 SECTION 11.6 Resignation of Administrative Agent. ................................................................. 92 SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders ................................ 93 SECTION 11.8 No Other Duties, Etc ............................................................................................ 93 SECTION 11.9 Collateral and Guaranty Matters. ......................................................................... 93 SECTION 11.10 Secured Hedge Agreements and Secured Cash Management Agreements ......... 94 SECTION 11.11 Certain ERISA Matters. ....................................................................................... 94 SECTION 11.12 Erroneous Payments. ........................................................................................... 95 ARTICLE XII MISCELLANEOUS ........................................................................................................... 97 SECTION 12.1 Notices. ................................................................................................................ 97 SECTION 12.2 Amendments, Waivers and Consents .................................................................. 99 SECTION 12.3 Expenses; Indemnity. ......................................................................................... 101 SECTION 12.4 Right of Setoff ................................................................................................... 102 SECTION 12.5 Governing Law; Jurisdiction, Etc. ..................................................................... 103 SECTION 12.6 Waiver of Jury Trial. .......................................................................................... 104 SECTION 12.7 Reversal of Payments ......................................................................................... 104 SECTION 12.8 Injunctive Relief ................................................................................................ 104 SECTION 12.9 Successors and Assigns; Participations. ............................................................ 104 SECTION 12.10 Treatment of Certain Information; Confidentiality ............................................ 109 SECTION 12.11 Performance of Duties ....................................................................................... 110 SECTION 12.12 All Powers Coupled with Interest ...................................................................... 110 SECTION 12.13 Survival. ............................................................................................................. 110 SECTION 12.14 Titles and Captions ............................................................................................ 110

TABLE OF CONTENTS (continued) Page vii SECTION 12.15 Severability of Provisions .................................................................................. 110 SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution. ....................... 110 SECTION 12.17 Term of Agreement ............................................................................................ 111 SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws ........................................ 111 SECTION 12.19 Independent Effect of Covenants ....................................................................... 111 SECTION 12.20 No Advisory or Fiduciary Responsibility. ......................................................... 111 SECTION 12.21 Inconsistencies with Other Documents .............................................................. 112 SECTION 12.22 Acknowledgment and Consent to Bail-In of EEA Financial Institutions .......... 112 SECTION 12.23 Acknowledgement Regarding Any Supported QFC .......................................... 112

viii EXHIBITS Exhibit A-1 - Form of Revolving Credit Note Exhibit A-2 - Form of Swingline Note Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Prepayment Exhibit E - Form of Notice of Conversion/Continuation Exhibit F - Form of Officer’s Compliance Certificate Exhibit G - Form of Assignment and Assumption Exhibit H-1 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) Exhibit H-2 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) Exhibit H-3 - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) Exhibit H-4 - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) Exhibit I - Funding Indemnity Letter SCHEDULES Schedule 1.1(b) - Commitments and Commitment Percentages

1 AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation, as Borrower, the Subsidiary Guarantors who are or may become party to this Agreement, the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE WHEREAS, the Borrower, the Subsidiary Guarantors, the lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent, are parties to that certain Credit Agreement, dated as of May 25, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”); WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend and restate the Original Credit Agreement and replace it in its entirety with this Agreement; and WHEREAS, the Lenders party hereto and the Administrative Agent have consented to the amendment and restatement of the Original Credit Agreement in the form hereof on the terms and subject to the conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 11.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 12.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” means this Amended and Restated Credit Agreement. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Patriot Act and The Currency and Foreign Transactions

2 Reporting Act (also known as the “Bank Secrecy Act,” 31U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818 (s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Total Leverage Ratio: Pricing Level Total Leverage Ratio Commitment Fee LIBOR + Base Rate + I Less than 1.25 to 1.00 0.200% 1.125% 0.125% II Greater than or equal to 1.25 to 1.00, but less than 1.75 to 1.00 0.200% 1.250% 0.250% III Greater than or equal to 1.75 to 1.00, but less than 2.25 to 1.00 0.250% 1.375% 0.375% IV Greater than or equal to 2.25 to 1.00 0.300% 1.500% 0.500% The Applicable Margin shall be determined and adjusted quarterly among the above-referenced pricing levels (each a “Pricing Level”) on the date five (5) Business Days after the day on which Borrower provides an Officer’s Compliance Certificate pursuant to Section 8.2(a) for the most recently ended Fiscal Quarter of Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin shall be based on “Pricing Level I” until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of Borrower preceding the applicable Calculation Date, and (b) if Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 8.2(a) for the most recently ended Fiscal Quarter of Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered shall be based on “Pricing Level IV” until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of Borrower preceding such Calculation Date and adjusted on the date five (5) Business days after the submission of the Officer’s Compliance Certificate. The applicable Pricing Level shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 8.1 or 8.2(a) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) Borrower shall promptly deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Total Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) Borrower shall be obligated to pay to the Administrative Agent within three (3) Business Days the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 5.1(b) and 10.2 nor any of their other rights under this Agreement or any other Loan Document. Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

3 “Arranger” means Wells Fargo Securities, LLC in its capacity as lead arranger and bookrunner. “Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any disposition of owned Equity Interests) by any Credit Party or any Subsidiary thereof (or the granting of any option or other right to do any of the foregoing), and any issuance of Equity Interests by any Subsidiary of Borrower to any Person that is not a Credit Party or any Subsidiary thereof. The term “Asset Disposition” shall not include (a) the sale of inventory in the ordinary course of business or the sale or other disposition of obsolete or aged assets, (b) the transfer of assets to Borrower or any Subsidiary Guarantor pursuant to any other transaction permitted pursuant to Section 9.4, (c) the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction, (d) the disposition of any Hedge Agreement, (e) dispositions of Investments in cash and Cash Equivalents, (f) the transfer by any Credit Party of its assets to any other Credit Party or any Domestic Subsidiary, (g) the transfer by any Non- Guarantor Subsidiary of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith by such Credit Party at the time of such transfer) and (h) the transfer by any Non-Guarantor Subsidiary of its assets to any other Non-Guarantor Subsidiary. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 5.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) LIBOR for an Interest Period of one month plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or LIBOR (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable as described in Section 5.8). “Base Rate Loan” means any Loan that bears interest based on the Base Rate.

4 “Benchmark” means, initially, USD LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to USD LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 5.8(c)(i). “Benchmark Replacement” means, for any Available Tenor, (a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to such Benchmark Replacement Date that the Borrower has a Hedge Agreement in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (a)(1) for such Benchmark Transition Event or Early Opt-in Election, as applicable; (2) the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment; (3) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; (b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment; or (c) with respect to any Other Benchmark Rate Election, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment; provided that, (i) in the case of clause (a)(1), if the Administrative Agent decides that Term SOFR is not administratively feasible for the Administrative Agent, then Term SOFR will be deemed unable to be determined for purposes of this definition and (ii) in the case of clause (a)(1) or clause (b) of this definition, the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3), clause (b) or clause (c) of this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (a)(1) and (b) of the definition of “Benchmark Replacement,” an amount equal to (A) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, (B) 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration and (C) 0.42826% (42.826 basis points) for an Available Tenor of six- months’ duration;

5 (2) for purposes of clause (a)(2) of the definition of “Benchmark Replacement,” an amount equal to 0.11448% (11.448 basis points); and (3) for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities; and (4) for purposes of clause (c) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then- current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (c) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the Administrative Agent has provided the Term SOFR Notice to the Lenders and the Borrower pursuant to Section 5.8(c)(i)(B); or (d) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders.

6 For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then- current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Borrower” means Kforce Inc., a Florida corporation. “Borrower Materials” has the meaning assigned thereto in Section 8.2. “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York, are open for the conduct of their commercial banking business and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) and that is also a London Banking Day.

7 “Calculation Date” has the meaning assigned thereto in the definition of Applicable Margin. “Capital Expenditures” means, with respect to Borrower and its Subsidiaries on a Consolidated basis, for any period, (a) the additions to property, plant and equipment and other capital expenditures that are (or would be) set forth as capital expenditures in a consolidated statement of cash flows of such Person for such period prepared in accordance with GAAP and (b) additions for implementation costs of a hosting arrangement that is a service contract after giving effect to Accounting Standards Update No. 2018-15. “Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, for which the lessee’s obligations are or would be required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP as in effect on the Closing Date (assuming for such purposes that the leases were in existence on the Closing Date), without regard to any classification or reclassification as financing or operating leases upon the Person’s adoption of leasing standard ASC 842. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateralize” means, to deposit in a Controlled Account or to pledge and deposit with, or deliver to the Administrative Agent, or directly to the applicable Issuing Lender (with notice thereof to the Administrative Agent), for the benefit of one or more of the Issuing Lenders, the Swingline Lender or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans, cash or deposit account balances or letters of credit from financial institutions reasonably acceptable to the Administrative Agent (and the applicable Issuing Lender or Swingline Lender), or, at Borrower’s request and if the Administrative Agent and the applicable Issuing Lender and the Swingline Lender shall agree, in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent, such Issuing Lender and the Swingline Lender, as applicable. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having a rating of either A-2 by S&P or P-2 by Moody’s, (c) certificates of deposit maturing no more than one (1) year from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, and having a rating of “A” or better by a nationally recognized rating agency; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder or (e) investments, classified in accordance with GAAP as current assets of Borrower, in money market programs registered under the Investment Company Act of 1940, having the quality and maturity described in (a), (b) and (c) above. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables), electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that, (a) at the time it enters into a Cash Management Agreement with a Credit Party, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender (including on the Closing Date), is a party to a Cash Management Agreement with a Credit Party, in each case in its capacity as a party to such Cash Management Agreement.

8 “Change in Control” means an event or series of events by which (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than thirty-five percent (35%) of the Equity Interests of Borrower entitled to vote in the election of members of the board of directors (or equivalent governing body) of Borrower or (ii) a majority of the members of the board of directors (or other equivalent governing body) of Borrower shall not constitute Continuing Directors. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Class” means, when used in reference to any Loan, whether such Loan is a Revolving Credit Loan or Swingline Loan. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Collateral” means the collateral security for the Secured Obligations pledged or granted pursuant to the Security Documents. “Collateral Agreement” means the Guaranty and Security Agreement dated as of May 25, 2017, executed by the Credit Parties in favor of the Administrative Agent, for the ratable benefit of the Secured Parties. “Commitment” means, (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The aggregate Commitment of all the Lenders on the Closing Date shall be Two Hundred Million Dollars ($200,000,000). The Commitment of each Lender as of the Closing Date is set forth opposite the name of such Lender on Schedule 1.1(b). “Commitment Fee” has the meaning assigned thereto in Section 5.3(a). “Commitment Percentage” means the percentage of the total Commitments of all the Lenders. If the Commitments have terminated or expired, the Commitment Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments. The initial Commitment of each Lender is set forth opposite the name of such Lender on Schedule 1.1(b). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Competitor” means any Person that is a competitor engaged in any of the same or similar lines of business as engaged in by Borrower or any of its Subsidiaries.

9 “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated Assets” means, as of any date of determination, the Consolidated assets of Borrower and its Subsidiaries at such date, as determined in accordance with GAAP. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) the provision for federal, state, local and foreign taxes, (ii) Consolidated Interest Expense, (iii) amortization and depreciation expenses, (iv) amortization associated with implementation costs of a hosting arrangement that is a service contract after giving effect to Accounting Standards Update No. 2018-15, (v) share based compensation expense to the extent not settled in cash, (vi) losses from discontinued operations, (vii) severance amounts paid or accrued (to the extent not added back in a prior period) and charges incurred during such period in connection with the redemption or repurchase of options or shares of former employees of Borrower and its Subsidiaries in an aggregate amount not to exceed $4,000,000 during any four (4) consecutive Fiscal Quarter period, (viii) Transaction Costs; provided that the aggregate amount of Transaction Costs related to Permitted Acquisitions or any proposed acquisition that does not close added back under this clause (viii) shall not exceed $5,000,000 (unless otherwise agreed to by the Administrative Agent in its reasonable discretion) for similar acquisitions during any four (4) consecutive Fiscal Quarter period, (ix) any losses on sales of or impairment of property, plants, equipment and intangible assets, (x) other expenses reducing Consolidated Net Income that do not represent a cash item in such period or future periods, (xi) other reasonable non-recurring or unusual cash expenses incurred during such period not to exceed $3,000,000 during any four (4) consecutive Fiscal Quarter period, (xii) any extraordinary charges and (xiii) the amount of loss or discount on sale of Receivables Assets and related assets in connection with a Receivables Facility, less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary gains (including income or gains from discontinued operations), (iii) non-cash gains or non-cash items increasing Consolidated Net Income, (iv) any gains on sales of property, plant and equipment and (v) the amount of gain on sale of Receivables Assets and related assets in connection with a Receivables Facility. For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis. “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date minus (ii) Capital Expenditures paid in cash for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date minus (iii) (d) federal, state, local and foreign income taxes paid in cash for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to the extent permitted hereunder minus (iv) cash dividends and distributions paid in cash for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date to the extent permitted hereunder (excluding, for the avoidance of doubt, any repurchase of Equity Interests) to (b) Consolidated Fixed Charges for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date. “Consolidated Fixed Charges” means, for any period, the sum of the following determined on a Consolidated basis for such period, without duplication, for Borrower and its Subsidiaries in accordance with GAAP: (a) Consolidated Interest Expense paid in cash, and (b) scheduled principal payments whether paid or not with respect to Indebtedness. “Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for Borrower and its Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Lease Obligations and all net payment obligations pursuant to Hedge Agreements) for such period, but excluding the amortization of fees associated with the Transactions.

10 “Consolidated Net Income” means, for any period, the net income (or loss) of Borrower and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of Borrower and its Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which Borrower or any of its Subsidiaries has a joint interest with a third party and that joint interest does not result in such Person being a Subsidiary, except such net income may be included up to the aggregate amount of cash actually paid by such Person to Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or any of its Subsidiaries or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person’s assets are acquired by Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), and (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to Borrower or any of its Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes. “Consolidated Total Indebtedness” means, as of any date of determination with respect to Borrower and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of Borrower and its Subsidiaries. “Continuing Directors” means the directors of Borrower on the Closing Date and each other director of Borrower, if, in each case, such other director’s nomination for election to the board of directors (or equivalent governing body) of Borrower is approved by at least 51% of the then Continuing Directors. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” means each deposit account and securities account that is subject to an account control agreement in form and substance reasonably satisfactory to the Administrative Agent at the time such control agreement is executed. “Corresponding Tenor” means, with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Facility” means, collectively, the Revolving Credit Facility, the Swingline Facility and the L/C Facility. “Credit Parties” means, collectively, Borrower and the Subsidiary Guarantors. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

11 “Default” means any of the events specified in Section 10.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 5.15(b), any Lender that (a) has failed to (i) fund all or any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within one Business Day of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within one Business Day of the date when due, (b) has notified Borrower, the Administrative Agent, any Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or Borrower, to confirm in writing to the Administrative Agent and Borrower that it will comply with and is financially able to meet its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 5.15(b)) upon delivery of written notice of such determination to Borrower, each Issuing Lender, the Swingline Lender and each other Lender. “Disclosure Letter” means that certain side letter dated as of the date hereof between Borrower and the Administrative Agent, for the benefit of the Lenders, pursuant to which Borrower has attached (a) as Schedule 1 thereto, the jurisdictions in which each Credit Party and each Subsidiary thereof are organized as of the Closing Date, (b) as Schedule 2 thereto, the subsidiary and capitalization information for each Credit Party (other than the capitalization information for Borrower) as of the Closing Date, (c) as Schedule 3 thereto, any ongoing audit or examination or, to the knowledge of any Responsible Officer, other investigation by any Governmental Authority of the tax liability of any Credit Party or any Subsidiary thereof, (d) as Schedule 4 thereto, all of the Employee Benefit Plans as of the Closing Date, (e) as Schedule 6 thereto, the labor and collective bargaining agreements of the Credit Parties and their Subsidiaries existing as of the Closing Date, (f) as Schedule 7 thereto, all real property owned by the Credit Parties and their Subsidiaries existing as of the Closing Date, (g) as Schedule 9 thereto, the Indebtedness of the Credit Parties and their Subsidiaries existing as of the Closing Date, (h) as Schedule 10 thereto, the Liens of the Credit Parties and their Subsidiaries existing as of the Closing Date, (i) as Schedule 11 thereto, the loans, advances and Investments of the Credit Parties and their Subsidiaries existing as of the Closing Date, and (j) as Schedule 12 thereto, transactions with Affiliates of the Credit Parties and their Subsidiaries existing as of the Closing Date. “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of

12 the holders thereof upon the occurrence of a change of control or asset sale event shall be (i) subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments or (ii) otherwise consented to by the Required Lenders), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be (i) subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments or (ii) otherwise consented to by the Required Lenders), in whole or in part, (c) provide for the scheduled payment of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date; provided that if such Equity Interests is issued pursuant to a plan for the benefit of Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Disqualified Institution” means, on any date, (a) any Person that is both (i) a Competitor or the direct or indirect Controlling owner of such Competitor and (ii) designated by Borrower as a “Disqualified Institution” by written notice to the Administrative Agent and the Lenders not less than three (3) Business Days prior to such date (which such notice shall specify such Person by exact legal name or in another manner that, on the basis of its name, would reasonably identify such Person as a Person referenced in clause (i) above) and (b) any Affiliate of any Person described in clause (a) above that is reasonably identifiable as an Affiliate of such Person solely by its name; provided that “Disqualified Institutions” shall exclude any Person that Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time; provided further that any bona fide debt fund or investment vehicle that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person Controlling, Controlled by or under common Control with such Competitor or its Controlling owner and for which no personnel involved with the competitive activities of such Competitor or Controlling owner (i) makes any investment decisions for such debt fund or (ii) has access to any confidential information (other than publicly available information) relating to Borrower and its Subsidiaries, shall be deemed not to be a Competitor of Borrower or any of its Subsidiaries. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. “DQ List” has the meaning assigned thereto in Section 12.9. “Early Opt-in Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

13 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.9(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.9(b)(iii)). For the avoidance of doubt, any Disqualified Institution is subject to Section 12.9(f). “Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained or contributed to by any Credit Party or any ERISA Affiliate and (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding seven (7) years been maintained or contributed to (or with respect to which there is or has been an obligation to contribute to) by any Credit Party or any current or former ERISA Affiliate. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to public health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries would be deemed at any relevant time to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 11.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 11.12(d). “Erroneous Payment Impacted Class” has the meaning assigned thereto in Section 11.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 11.12(d).

14 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Eurodollar Reserve Percentage” means, for any day, the percentage which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City. “Event of Default” means any of the events specified in Section 10.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Swap Obligation” means, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Credit Party for or the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the guarantee of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Credit Party). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 5.12(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.11, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 5.11(g), (d) any United States federal withholding Taxes imposed under FATCA and (e) all liabilities, penalties and interest with respect to any of the foregoing. “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Commitment Percentage of the L/C Obligations then outstanding and (iii) such Lender’s Commitment Percentage of the Swingline Loans then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any applicable intergovernmental agreements with respect thereto.

15 “FCA” has the meaning assigned thereto in Section 1.13. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means (a) that certain fee letter agreement dated February 28, 2017 among Borrower, Wells Fargo, and Wells Fargo Securities, LLC, (b) that certain fee letter agreement dated September 23, 2021 among Borrower, Wells Fargo, and Wells Fargo Securities, LLC and (c) any other letter between Borrower and any Issuing Lender (other than Wells Fargo) relating to certain fees payable to such Issuing Lender in its capacity as such. “First Tier Foreign Subsidiary” means any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code and the Equity Interests of which are owned directly by any Credit Party. “Fiscal Quarter” means each fiscal quarter ending on March 31, June 30, September 30 and December 31 during each Fiscal Year. “Fiscal Year” means the fiscal year of Borrower and its Subsidiaries ending on December 31 of each year. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR. “Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Lender, other than such L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Commitment Percentage of outstanding Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by Borrower or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, consistently applied and as in effect from time to time.

16 “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part). “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “Hedge Bank” means any Person that, (a) at the time it enters into a Hedge Agreement with a Credit Party permitted under Article IX, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Closing Date), is a party to a Hedge Agreement with a Credit Party, in each case in its capacity as a party to such Hedge Agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith,

17 such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “IBA” has the meaning assigned thereto in Section 1.13. “Increased Amount Date” has the meaning assigned thereto in Section 5.13 herein. “Incremental Facilities Limit” means, with respect to any proposed incurrence of additional Indebtedness under Section 5.13, an amount equal to the sum of (a) $150,000,000 less the total aggregate initial principal amount (as of the date of incurrence thereof) of all Incremental Loans, in each case previously incurred under this clause (a), plus (b) such additional amount of Indebtedness that would cause the Total Leverage Ratio as of the most recently completed four (4) Fiscal Quarter period most recently ended prior to the incurrence of such additional Indebtedness (or in the case of any additional Indebtedness, the proceeds of which will finance a substantially concurrent Limited Condition Acquisition, the LCA Test Date), calculated on a Pro Forma Basis after giving effect to the incurrence of such additional Indebtedness and any Limited Condition Acquisition to be consummated using the proceeds of such additional Indebtedness and assuming that any proposed Incremental Loan Commitment is fully drawn at such time, not to exceed 3.00 to 1.00. Unless Borrower otherwise notifies the Administrative Agent, if all or any portion of any Incremental Loans would be permitted under clause (b) above on the applicable date of incurrence, such Incremental Loans (or the relevant portion thereof) shall be deemed to have been incurred in reliance on clause (b) above prior to the utilization of any amount available under clause (a) above. “Incremental Lender” has the meaning assigned thereto in Section 5.13 herein. “Incremental Loan” has the meaning assigned thereto in Section 5.13 herein. “Incremental Loan Commitment” has the meaning assigned thereto in Section 5.13 herein. “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all liabilities, obligations and indebtedness for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements (other than pursuant to employment or severance agreements), earn-out agreements or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person and, for the avoidance of doubt, other than royalty payments payable in the ordinary course of business in respect of non-exclusive licenses or Permitted Exclusive Licenses; (c) the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

18 (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person; (g) all obligations of any such Person in respect of Disqualified Equity Interests; (h) all net obligations of such Person under any Hedge Agreements; (i) all obligations under any Receivables Facility; and (j) all Guarantees of any such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Hedge Agreement on any date shall be deemed to be the Hedge Termination Value thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 12.3(b). “Information” has the meaning assigned thereto in Section 12.10. “Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property. “Interest Period” means, as to each LIBOR Rate Loan, the period commencing on the date such LIBOR Rate Loan is disbursed or converted to or continued as a LIBOR Rate Loan and ending on the date one (1), three (3), or six (6) months thereafter or, if agreed by all of the relevant Lenders twelve (12) months thereafter, in each case as selected by Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Maturity Date; and (e) there shall be no more than twenty (20) Interest Periods in effect at any time.

19 “IRS” means the United States Internal Revenue Service. “ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590. “Issuing Lender” means with respect to Letters of Credit issued hereunder on or after the Closing Date, Wells Fargo or any other Lender that may issue a Letter of Credit to Borrower or a Subsidiary of Borrower pursuant to Article III. “LCA Election” shall have the meaning set forth in Section 1.12. “LCA Test Date” shall have the meaning set forth in Section 1.12. “L/C Commitment” means, as to any Issuing Lender, the obligation of such Issuing Lender to issue Letters of Credit for the account of Borrower or one or more of its Subsidiaries from time to time in an aggregate amount equal to the amount set forth opposite the name of each Issuing Lender on Schedule 1.1(b), any such amount may be changed after the Closing Date in a written agreement between Borrower and such Issuing Lender (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the L/C Commitment with respect to any Person that ceases to be an Issuing Lender for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof). “L/C Facility” means the letter of credit facility established pursuant to Article III. “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of ISP98, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Participants” means, with respect to any Letter of Credit, the collective reference to all the Lenders other than the applicable Issuing Lender. “L/C Sublimit” means the lesser of (a) Ten Million Dollars ($10,000,000) and (b) the Commitment. “Lender” means the Persons listed on Schedule 1.1(a) and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Lender Joinder Agreement” means a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit. “Letter of Credit Application” means an application, in the form specified by the applicable Issuing Lender from time to time, requesting such Issuing Lender to issue a Letter of Credit. “Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 3.1. Notwithstanding anything to the contrary contained herein, a letter of credit issued by any Issuing Lender (other than Wells Fargo at any time it is also acting as Administrative Agent) shall not be a “Letter of Credit” for purposes of the Loan Documents until such time as the Administrative Agent has been notified in writing of the issuance thereof by the applicable Issuing Lender.

20 “LIBOR” means, subject to the implementation of a Benchmark Replacement in accordance with Section 5.8(c), (1) for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate as set by the ICE Benchmark Administration (“ICE”) (or the successor thereto if ICE is no longer making such rate available) for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and (2) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate as set by the ICE (or the successor thereto if ICE is no longer making such rate available) for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page) then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (i) in no event shall LIBOR (including, without limitation, any Benchmark Replacement with respect thereto) be less than 0% and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 5.8(c), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement. “LIBOR Rate” means a rate per annum determined by the Administrative Agent pursuant to the following formula: LIBOR Rate = LIBOR 1.00-Eurodollar Reserve Percentage “LIBOR Rate Loan” means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a). “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

21 “Limited Condition Acquisition” means any Permitted Acquisition or investment not prohibited hereunder in any assets, business or Person, in each case the consummation of which is not conditioned on the availability of, or on obtaining, third party financing. “Liquidity” means, as of any date of determination, the sum of amount of availability under the Revolving Credit Facility plus Qualified Cash. “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Security Documents, the Fee Letters and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Secured Hedge Agreement and any Secured Cash Management Agreement). “Loans” means the collective reference to the Revolving Credit Loans and the Swingline Loans, and “Loan” means any of such Loans. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Material Adverse Effect” means, with respect to Borrower and its Subsidiaries, (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of such Persons, taken as a whole, (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of Borrower, individually, or the Credit Parties, taken as a whole, to perform its or their respective obligations under any Loan Document to which any of such Person is a party or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Credit Party of any Loan Document to which it is a party. “Material Domestic Subsidiary” means any Domestic Subsidiary of Borrower that, together with its Subsidiaries, (a) generates more than 5% of Consolidated EBITDA attributable to Credit Parties (excluding the financial performance of all Foreign Subsidiaries) on a Pro Forma Basis for the four (4) Fiscal Quarter period most recently ended or (b) owns more than 5% of the Consolidated Assets attributable to the Credit Parties (excluding the financial performance of all Foreign Subsidiaries) as of the last day of the most recently ended Fiscal Quarter of Borrower; provided, however, that if at any time there are Domestic Subsidiaries which are not classified as “Material Domestic Subsidiaries” but which collectively (i) generate more than 5% of Consolidated EBITDA attributable to the Credit Parties (excluding the financial performance of all Foreign Subsidiaries) on a Pro Forma Basis or (ii) own more than 5% of the Consolidated Assets attributable to the Credit Parties (excluding the financial performance of all Foreign Subsidiaries) as of the last day of the most recently ended Fiscal Quarter of Borrower, then Borrower shall within thirty (30) days after the end of such Fiscal Quarter designate one or more of such Domestic Subsidiaries as Material Domestic Subsidiaries and cause any such Domestic Subsidiaries to comply with the provisions of Section 8.13 such that, after such Domestic Subsidiaries become Subsidiary Guarantors hereunder, the Domestic Subsidiaries that are not Subsidiary Guarantors shall (iii) generate 5% or less of Consolidated EBITDA attributable to the Credit Parties (excluding the financial performance of all Foreign Subsidiaries) and (iv) own 5% or less of the Consolidated Assets attributable to Credit Parties (excluding the financial performance of all Foreign Subsidiaries). “Maturity Date” means the earliest to occur of (a) the fifth anniversary of the Closing Date, (b) the date of termination of the entire Commitment by Borrower pursuant to Section 2.5, and (c) the date of termination of the Commitment pursuant to Section 10.2(a). “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 102% of the sum of (i) the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time, if applicable, and (ii) the Fronting Exposure of the Swingline Lender with respect to all Swingline Loans outstanding at such time, if applicable, and (b) otherwise, an

22 amount determined by the Administrative Agent and each of the applicable Issuing Lenders that is entitled to Cash Collateral hereunder at such time in their reasonable discretion. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has been obligated to make, contributions within the preceding seven (7) years. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.2 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” means any Subsidiary of Borrower that is not a Subsidiary Guarantor. “Notes” means the collective reference to the Revolving Credit Notes and the Swingline Note. “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations and (c) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties and each of their respective Subsidiaries to the Lenders, any Issuing Lender or the Administrative Agent, in each case under any Loan Document, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and including interest and fees that accrue after the commencement by or against any Credit Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws, naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of the chief financial officer, principal accounting officer or treasurer of Borrower substantially in the form attached as Exhibit F. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease. “Other Benchmark Rate Election” means, if the then-current Benchmark is USD LIBOR, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a USD LIBOR-based rate, a term benchmark rate that is not a SOFR-based rate as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

23 (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.12). “Participant” has the meaning assigned thereto in Section 12.9(d). “Participant Register” has the meaning assigned thereto in Section 12.9(d). “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any employee benefit plan as defined in Section 3 of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained or contributed to by any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding seven (7) years been maintained or contributed to (or with respect to which there is or has been an obligation to contribute to) by any Credit Party or any current or former ERISA Affiliates. “Permitted Acquisition” means any acquisition by Borrower or any Subsidiary Guarantor in the form of the acquisition of all or substantially all of the assets, business or a line of business, or at least a majority of the outstanding Equity Interests which have the ordinary voting power for the election of directors of the board of directors (or equivalent governing body) (whether through purchase, merger or otherwise), of any other Person that is incorporated, formed or organized in the United States if each such acquisition meets all of the following requirements: (a) no less than five (5) Business Days prior to the proposed closing date of such acquisition (or such shorter period of time as the Administrative Agent may agree, in its sole discretion), Borrower shall have delivered written notice of such acquisition to the Administrative Agent and the Lenders, which notice shall include the proposed closing date of such acquisition; (b) if required, such acquisition has been approved by the board of directors (or equivalent governing body) of the Person to be acquired; (c) the Person or business to be acquired shall be in a line of business permitted pursuant to Section 9.11; (d) if such transaction is a merger or consolidation, Borrower or a Subsidiary Guarantor shall be the surviving Person and no Change in Control shall have been effected thereby; (e) Borrower shall have delivered to the Administrative Agent all documents required to be delivered pursuant to, and in accordance with, Section 8.13; (f) no later than five (5) Business Days prior to the proposed closing date of such acquisition (or such shorter period of time as the Administrative Agent may agree, in its sole discretion), Borrower shall have delivered to the

24 Administrative Agent an Officer’s Compliance Certificate for the most recent Fiscal Quarter end preceding such acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, (i) that Borrower is in compliance on a Pro Forma Basis (as of the date of the acquisition and immediately after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Section 9.14 and (ii) that the Total Leverage Ratio calculated on a Pro Forma Basis (as of the proposed closing date of the acquisition and immediately after giving effect thereto and any Indebtedness incurred in connection therewith) shall be less than or equal to 2.75 to 1.00 as of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1; (g) for any acquisition involving aggregate consideration in excess of $20,000,000, on or prior to the proposed closing date of such acquisition, Borrower shall have delivered to the Administrative Agent copies of substantially final Permitted Acquisition Documents; (h) no Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith; (i) after giving effect to the acquisition, Liquidity shall be at least $25,000,000; and (j) Borrower shall have (i) delivered to the Administrative Agent a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition and (ii) provided such other documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) in connection with such purchase or other acquisition. “Permitted Acquisition Documents” means with respect to any acquisition proposed by Borrower or any Subsidiary Guarantor, final copies or substantially final drafts if not executed at the required time of delivery of the purchase agreement, sale agreement, merger agreement or other agreement evidencing such acquisition, including, without limitation, any legal opinions and each other material document executed, delivered, contemplated by or prepared in connection therewith and any amendment, modification or supplement to any of the foregoing. “Permitted Liens” means the Liens permitted pursuant to Section 9.2. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws. “Platform” has the meaning assigned thereto in Section 8.2. “Pricing Level” has the meaning assigned thereto in the definition of Applicable Margin. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Pro Forma Basis” means, for purposes of calculating Consolidated EBITDA for any period during which one or more Specified Transactions occurs, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the applicable period of measurement and: (a) all income statement items (whether positive or negative) attributable to the Property or Person disposed of in a Specified Disposition shall be excluded and all income statement items (whether positive or negative) attributable

25 to the Property or Person acquired in a Permitted Acquisition shall be included (provided that such income statement items to be included are reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent and based upon reasonable assumptions and calculations which are expected to have a continuous impact); and (b) pro forma adjustments attributable to such Specified Transaction shall be calculated consistent with the methodology included in the definition of Consolidated EBITDA; provided that the pro forma adjustments shall be without duplication of any costs, expenses or adjustments that are already included in the calculation of Consolidated EBITDA or clause (a) above. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests. “Public Lenders” has the meaning assigned thereto in Section 8.2. “Qualified Cash” means, as of any date of determination, the amount of unrestricted cash, Cash Equivalents, and credit and debit card receivables of Borrower and its Subsidiaries maintained in deposit accounts in any financial institutions located within the United States. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Receivables Assets” means (a) any accounts receivable owed to Borrower or a Subsidiary subject to a Receivables Facility and the proceeds thereof and (b) all collateral securing such accounts receivable, all contracts and contract rights, guarantees or other obligations in respect of such accounts receivable, all records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in connection with a non-recourse accounts receivable factoring arrangement and which are sold, conveyed, assigned or otherwise transferred or pledged in connection with a Receivables Facility. “Receivables Facility” means any of one or more receivables financing facilities (and any guarantee of such financing facility), as amended, supplemented, modified, extended, renewed, restated, or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants, and indemnities made in connection with such facilities) to Borrower and the Subsidiaries (other than a Receivables Subsidiary) pursuant to which Borrower or any Subsidiary sells, directly or indirectly, grants a security interest in or otherwise transfers its Receivables Assets to either (i) a Person that is not Borrower or a Subsidiary or (ii) a Receivables Subsidiary that in turn funds such purchase by purporting to sell its accounts receivable to a Person that is not Borrower or a Subsidiary or by borrowing from such a Person or from another Receivables Subsidiary that in turn funds itself by borrowing from such a Person. “Receivables Fee” means distributions or payments made directly or by means of discounts with respect to any accounts receivable or participation interest issued or sold in connection with, and other fees paid to a Person that is not Borrower or a Subsidiary in connection with, any Receivables Facility. “Receivables Subsidiary” means any Subsidiary formed for the purpose of facilitating or entering into one or more Receivables Facilities that engages only in activities reasonably related or incidental thereto or another Person formed for the purposes of engaging in a Receivables Facility in which any Subsidiary makes an Investment and to which any Subsidiary transfers accounts receivables and related assets. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. “Reference Time” means, with respect to any setting of the then-current Benchmark means (1) if such Benchmark is USD LIBOR, 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (2) if such Benchmark is not USD LIBOR, the time determined by the Administrative Agent in its reasonable discretion.

26 “Register” has the meaning assigned thereto in Section 12.9(c). “Reimbursement Obligation” means the obligation of Borrower to reimburse any Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than fifty percent (50)% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, principal accounting officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person designated in writing by Borrower and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. Unless and except to the extent expressly stated to the contrary herein in a particular context, “Responsible Officer” means a Responsible Officer of Borrower. “Restricted Payment” has the meaning assigned thereto in Section 9.6. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II. “Revolving Credit Loan” means any revolving credit loan made to Borrower pursuant to Section 2.1, and all such revolving credit loans collectively as the context requires. “Revolving Credit Note” means a promissory note made by Borrower in favor of a Lender evidencing the Revolving Credit Loans made by such Lender, substantially in the form attached as Exhibit A-1, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

27 “S&P” means Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial and any successor thereto. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, Cuba, Iran, North Korea, Syria and Crimea). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanction(s)” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Extensions of Credit will be used, or (c) from which repayment of the Extensions of Credit will be derived. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement between or among any Credit Party and any Cash Management Bank. “Secured Hedge Agreement” means any Hedge Agreement between or among any Credit Party and any Hedge Bank. “Secured Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Credit Party under (i) any Secured Hedge Agreement (other than an Excluded Swap Obligation) and (ii) any Secured Cash Management Agreement. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Lenders, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.5, any other holder from time to time of any of any Secured Obligations and, in each case, their respective successors and permitted assigns. “Security Documents” means the collective reference to the Collateral Agreement and each other agreement or writing pursuant to which any Credit Party pledges or grants a security interest in any Property or assets securing the Secured Obligations. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature

28 in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Specified Disposition” means any disposition of all or substantially all of the assets or Equity Interests of any Subsidiary of Borrower or any division, business unit, product line or line of business. “Specified LCA Transaction” means, with respect to any period, any Investment, sale, transfer or other disposition of assets, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation or other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis or after giving pro forma effect thereto. “Specified Transactions” means (a) any Specified Disposition, (b) any Permitted Acquisition and (c) the Transactions. “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by Borrower or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to the Administrative Agent. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of Borrower. “Subsidiary Guarantors” means, collectively, all direct and indirect Subsidiaries of Borrower (other than Borrower and Foreign Subsidiaries to the extent that and for so long as the guaranty of such Foreign Subsidiary would have adverse tax consequences for Borrower or any other Credit Party or result in a violation of Applicable Laws) that are parties to the Collateral Agreement on the Closing Date or which become a party to the Collateral Agreement thereafter pursuant to Section 8.13. “Swap Obligation” means, with respect to any Credit Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swingline Commitment” means the lesser of (a) Ten Million Dollars ($10,000,000) and (b) the Commitment. “Swingline Facility” means the swingline facility established pursuant to Section 2.2. “Swingline Lender” means Wells Fargo in its capacity as swingline lender hereunder or any successor thereto.

29 “Swingline Loan” means any swingline loan made by the Swingline Lender to Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires. “Swingline Note” means a promissory note made by Borrower in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off- balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward- looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, has previously occurred resulting in the replacement of the then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 5.8(c) with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR. “Termination Event” means the occurrence of any of the following: (a) a “reportable event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan under Section 4041 of ERISA, the filing of a notice of intent to terminate a Pension Plan under Section 4041 of ERISA, or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan, or (f) the failure to make a required contribution to any Pension Plan or Multiemployer Plan that would result in the imposition of a Lien or other encumbrance or the provision of security under Section 430(k) of the Code or Section 303 or 4068 of ERISA, or the arising of such a Lien or encumbrance, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA, or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan, or (i) any event or condition which results in the insolvency of a Multiemployer Plan under Section 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate, or (l) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA. “Threshold Amount” means $10,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time.

30 “Total Leverage Ratio” means, as of any date of determination the result of (a) the amount of Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the four (4) Fiscal Quarters then ended as of such date. “Trade Date” has the meaning assigned thereto in Section 12.9(f)(i). “Transaction Costs” means all transaction fees, charges, integration costs and other amounts related to the Transactions, any actual or attempted Permitted Acquisitions (including, without limitation, any financing fees, merger and acquisition fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith), in each case to the extent paid within six (6) months of the closing of the Credit Facility or such Permitted Acquisition, as applicable, and approved by the Administrative Agent in its reasonable discretion. “Transactions” means, collectively, (a) the initial Extensions of Credit and (b) the payment of the Transaction Costs incurred in connection with the foregoing. “UCC” means the Uniform Commercial Code as in effect in the State of New York. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “USD LIBOR” means the London interbank offered rate for Dollars. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 5.11(g). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-

31 In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. SECTION 1.5 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

32 SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code the Code, the Commodity Exchange Act, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act of 1933, the UCC, the Investment Company Act of 1940, the Interstate Commerce Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.8 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit). SECTION 1.9 Guarantees. Unless otherwise specified, the amount of any Guarantee shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee. SECTION 1.10 Covenant Compliance Generally. For purposes of determining compliance under Sections 9.1, 9.2, 9.3, 9.5 and 9.6, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating Consolidated Net Income in the most recent annual financial statements of Borrower and its Subsidiaries delivered pursuant to Section 8.1(a). Notwithstanding the foregoing, for purposes of determining compliance with Sections 9.1, 9.2 and 9.3, with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no breach of any basket contained in such sections shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred; provided that for the avoidance of doubt, the foregoing provisions of this Section 1.10 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness or Investment may be incurred at any time under such Sections. SECTION 1.11 Compliance with Article IX. In the event that any Indebtedness, Lien, Investment or Restricted Payment (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof) meets the criteria of one or more than one of the categories of transactions then permitted pursuant to any clause of a Section (or any clause of a definition used in such Section) in Article IX, Borrower, in its sole discretion, may divide, classify or reclassify (or later divide, classify or reclassify) such transaction and shall only be required to include the amount and type of such transaction in one of such clauses. SECTION 1.12 Limited Condition Acquisitions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, when calculating any applicable ratio or any other basket based on Consolidated EBITDA or Consolidated Assets, or determining other compliance with this Agreement (including the determination of compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom, but excluding determination of compliance with Section 6.2 in accordance with the terms thereof) in connection with a Specified LCA Transaction undertaken in connection with the consummation of a Limited Condition Acquisition, the date of determination of such ratio or the amount or availability of any basket based on Consolidated EBITDA or Consolidated Assets, and determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom or other applicable covenant shall, at the option of Borrower (Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”),

33 be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other Specified LCA Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable test period ending prior to the LCA Test Date, Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of Borrower and its Subsidiaries) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified LCA Transactions. If Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified LCA Transaction on or following the relevant LCA Test Date and prior to the earlier of the date on which such prior Limited Condition Acquisition is consummated or the date that the definitive agreement for such prior Limited Condition Transaction is terminated or expires without consummation of such prior Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such prior Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. Notwithstanding the foregoing, nothing contained in Section 1.12 shall modify the requirements contained in Section 6.2, except as stated explicitly therein. SECTION 1.13 Rates. The interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) may be determined by reference to LIBOR, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for Dollars for: (a) 1-week and 2-month tenor settings will be December 31, 2021 and (b) overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on LIBOR Rate Loans or Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate). There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 5.8(c), such Section 5.8(c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 5.8(c), of any change to the reference rate upon which the interest rate on LIBOR Rate Loans and Base Rate Loans (when determined by reference to clause (c) of the definition of Base Rate) is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.8(c), will be similar to, or produce the same value or economic equivalence of, LIBOR or any other Benchmark, or have the same volume or liquidity as did the London interbank offered rate or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the

34 Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.14 Amendment and Restatement. This Agreement shall amend and restate the Original Credit Agreement in its entirety, with the parties hereby agreeing that there is no novation of the Original Credit Agreement or any other Original Loan Document and from and after the effectiveness of this Agreement, the rights and obligations of the parties under the Original Credit Agreement shall be subsumed and governed by this Agreement. From and after the effectiveness of this Agreement, the “Obligations” under the Original Credit Agreement shall continue as Obligations under this Agreement and the Loan Documents until otherwise paid in accordance with the terms hereof. The Security Documents and the grant of Liens on all of the Collateral described therein do and shall continue to secure the payment of all Obligations, and each Credit Party reaffirms its prior grant of the Liens granted by it pursuant to the “Security Documents” (as defined in the Original Credit Agreement) and all such Liens shall continue in full force and effect after giving effect to this Agreement and are hereby confirmed and reaffirmed by each Credit Party. The parties hereto further acknowledge and agree that all “Security Documents” (as defined in the Original Credit Agreement) shall remain in full force and effect after the Effective Date in favor of and for the benefit of the Collateral Agent and the Secured Creditors (with each reference therein to the administrative agent, the credit agreement or a loan document being a reference to the Administrative Agent, this Agreement or the other Loan Documents, as applicable), in each case, as such Security Documents are modified on the Closing Date, and each Credit Party hereby confirms and ratifies its obligations thereunder. ARTICLE II REVOLVING CREDIT FACILITY SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Lender severally agrees to make Revolving Credit Loans to Borrower from time to time from the Closing Date through, but not including, the Maturity Date as requested by Borrower in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Commitment and (b) the Revolving Credit Exposure of any Lender shall not at any time exceed such Lender’s Commitment. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender’s Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Maturity Date. SECTION 2.2 Swingline Loans. (a) Availability. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, the Swingline Lender shall make Swingline Loans to Borrower from time to time from the Closing Date through, but not including, the Maturity Date; provided, that (a) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Commitment and (b) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the Swingline Commitment. (b) Refunding. (i) Swingline Loans shall be refunded by the Lenders on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and

35 records of the Administrative Agent. Each Lender shall fund its respective Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 1:00 p.m. on the next succeeding Business Day after such demand is made. No Lender’s obligation to fund its respective Commitment Percentage of a Swingline Loan shall be affected by any other Lender’s failure to fund its Commitment Percentage of a Swingline Loan, nor shall any Lender’s Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Commitment Percentage of a Swingline Loan. (ii) Borrower shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, Borrower hereby authorizes the Administrative Agent to charge any account maintained by Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Commitment Percentages (unless the amounts so recovered by or on behalf of Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 11.3 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable). (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 10.1(h) or (i) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded). (c) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, this Section 2.2 shall be subject to the terms and conditions of Section 5.14 and Section 5.15. SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans. (a) Requests for Borrowing. Borrower shall give the Administrative Agent irrevocable prior notice (1) written substantially in the form of Exhibit B or (2) delivered electronically via e-mail from the official corporate email address of Borrower which includes an approval from the Chief Financial Officer, Senior Vice President - Finance & Accounting, Controller, Treasurer, Assistant Treasurer, Director of Treasury or Senior Manager - Treasury Operations of Borrower and containing substantially the same information as specified on Exhibit B (a “Notice of Borrowing”) not later than 1:00 p.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount

36 of such borrowing, which shall be, (x) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $250,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $100,000 or a whole multiple of $50,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto; provided that if Borrower wishes to request LIBOR Rate Loans having an Interest Period of twelve months in duration, such notice must be received by the Administrative Agent not later than 1:00 p.m. four (4) Business Days prior to the requested date of such borrowing, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. If Borrower fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as Base Rate Loans. If Borrower requests a Borrowing of LIBOR Rate Loans in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 1:00 p.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing. (b) Disbursement of Revolving Credit and Swingline Loans. Not later than 3:00 p.m. on the proposed borrowing date, (i) each Lender will make available to the Administrative Agent, for the account of Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender’s Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by Borrower to the Administrative Agent or as may be otherwise agreed upon by Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.2(b). SECTION 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans. (a) Repayment on Maturity Date. Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Maturity Date, and (ii) all Swingline Loans in accordance with Section 2.2(b) (but, in any event, no later than the Maturity Date), together, in each case, with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Commitment, Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Extensions of Credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a Cash Collateral account opened by the Administrative Agent, for the benefit of the Lenders, in an amount equal to such excess (such Cash Collateral to be applied in accordance with Section 10.2(b)). (c) Optional Prepayments. Borrower may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, with irrevocable prior notice (1) written substantially in the form of Exhibit D or (2) delivered electronically via e-mail from the official corporate email address of

37 Borrower which includes an approval from the Chief Financial Officer, Senior Vice President - Finance & Accounting, Controller, Treasurer, Assistant Treasurer, Director of Treasury or Senior Manager - Treasury Operations of Borrower and containing substantially the same information as specified on Exhibit D (a “Notice of Prepayment”) given not later than 1:00 p.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $100,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $1,000,000 or a whole multiple of $250,000 in excess thereof with respect to LIBOR Rate Loans and $100,000 or a whole multiple of $50,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 1:00 p.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. Notwithstanding the foregoing, any Notice of a Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve Borrower from its obligations in respect thereof under Section 5.9). (d) Limitation on Prepayment of LIBOR Rate Loans. Borrower may not prepay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 5.9 hereof. (e) Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section shall affect any of Borrower’s obligations under any Hedge Agreement entered into with respect to the Loans. SECTION 2.5 Permanent Reduction of the Commitment. (a) Voluntary Reduction. Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days prior irrevocable written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Commitment at any time or (ii) portions of the Commitment, from time to time, in an aggregate principal amount not less than $1,000,000 or any whole multiple of $500,000 in excess thereof. Any reduction of the Commitment shall be applied to the Commitment of each Lender according to its Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Commitment shall be paid on the effective date of such termination. Notwithstanding the foregoing, any notice to reduce the Commitment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence and may be revoked by Borrower in the event such refinancing is not consummated (provided that the failure of such contingency shall not relieve Borrower from its obligations in respect thereof under Section 5.9). (b) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Commitment as so reduced, and if the aggregate amount of all outstanding Letters of Credit exceeds the Commitment as so reduced, Borrower shall be required to deposit Cash Collateral in a Cash Collateral account opened by the Administrative Agent in an amount equal to such excess. Such Cash Collateral shall be applied in accordance with Section 10.2(b). Any reduction of the Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Commitment and the Swingline Commitment and the

38 Revolving Credit Facility. If the reduction of the Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Commitments shall terminate on the Maturity Date. ARTICLE III LETTER OF CREDIT FACILITY SECTION 3.1 L/C Facility. (a) Availability. Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Lenders set forth in Section 3.4(a), agrees to issue standby Letters of Credit and commercial Letters of Credit in an aggregate amount not to exceed its L/C Commitment for the account of Borrower or, subject to Section 3.10, any Subsidiary thereof, Letters of Credit may be issued on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Maturity Date in such form as may be approved from time to time by the applicable Issuing Lender; provided, that no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Sublimit or (ii) the Revolving Credit Outstandings would exceed the Commitment. Each Letter of Credit shall (i) be denominated in Dollars, (ii) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the applicable Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Maturity Date and (iii) be subject to the ISP98 or, with respect to commercial letters of credit UCP 600, as applicable, as set forth in the Letter of Credit Application or as determined by the applicable Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of New York. No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to letters of credit generally or such Letter of Credit in particular any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuing Lender as of the Closing Date and that such Issuing Lender in good faith deems material to it, (ii) the conditions set forth in Section 6.2 are not satisfied, or (iii) the proceeds of which would be made available to any Person (x) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (y) in any manner that would result in a violation of any Sanctions by any party to this Agreement. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. (b) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, Article III shall be subject to the terms and conditions of Section 5.14 and Section 5.15. SECTION 3.2 Procedure for Issuance of Letters of Credit. Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its applicable office (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender or the Administrative Agent may request. Upon receipt of any Letter of Credit Application, the applicable Issuing Lender shall, process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall,

39 subject to Section 3.1 and Article VI, promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Lender and Borrower. The applicable Issuing Lender shall promptly furnish to Borrower and the Administrative Agent a copy of such Letter of Credit and the Administrative Agent shall promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender’s participation therein. SECTION 3.3 Commissions and Other Charges. (a) Letter of Credit Commissions. Subject to Section 5.15(a)(iii)(B), Borrower shall pay to the Administrative Agent, for the account of the applicable Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the daily amount available to be drawn under such Letters of Credit times the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined, in each case, on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3 in accordance with their respective Commitment Percentages. (b) Issuance Fee. In addition to the foregoing commission, Borrower shall pay directly to the applicable Issuing Lender, for its own account, an issuance fee with respect to each Letter of Credit issued by such Issuing Lender as set forth in the Fee Letter executed by such Issuing Lender and Borrower. Unless otherwise set forth in any such Fee Letter, such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand of the applicable Issuing Lender. (c) Other Fees, Costs, Charges and Expenses. In addition to the foregoing fees and commissions, Borrower shall pay or reimburse each Issuing Lender for such normal and customary fees, costs, charges and expenses as are incurred or charged by such Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it. SECTION 3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Commitment Percentage in each Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. (b) Upon becoming aware of any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit, issued by it, such Issuing Lender shall notify the Administrative Agent of such unreimbursed amount and the Administrative Agent shall notify each L/C Participant (with a copy to the applicable Issuing Lender) of the amount and due date of such required payment and such L/C Participant shall

40 pay to the Administrative Agent (which, in turn shall pay such Issuing Lender) the amount specified on the applicable due date. If any such amount is paid to such Issuing Lender after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of such Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to such Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day. (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section, such Issuing Lender receives any payment related to such Letter of Credit (whether directly from Borrower or otherwise), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it. (d) Each L/C Participant’s obligation to make the Revolving Credit Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or Borrower may have against the Issuing Lender, Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article VI, (iii) any adverse change in the condition (financial or otherwise) of Borrower, (iv) any breach of this Agreement or any other Loan Document by Borrower, any other Credit Party or any other Revolving Credit Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. SECTION 3.5 Reimbursement Obligation of Borrower. In the event of any drawing under any Letter of Credit, Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in same day funds, the applicable Issuing Lender on each date on which such Issuing Lender notifies Borrower of the date and amount of a draft paid by it under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment. Unless Borrower shall immediately notify such Issuing Lender that Borrower intends to reimburse such Issuing Lender for such drawing from other sources or funds, Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Lenders make a Revolving Credit Loan bearing interest at the Base Rate on the applicable repayment date in the amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by such Issuing Lender in connection with such payment, and the Lenders shall make a Revolving Credit Loan bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse such Issuing Lender for the amount of the related drawing and such fees and expenses. Each Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse such Issuing Lender for any draft paid under a Letter of Credit issued by it is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article VI. If Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse such Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

41 SECTION 3.6 Obligations Absolute. Borrower’s obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which Borrower may have or have had against the applicable Issuing Lender or any beneficiary of a Letter of Credit or any other Person. Borrower also agrees that the applicable Issuing Lender and the L/C Participants shall not be responsible for, and Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions caused by such Issuing Lender’s bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document, as determined by a court of competent jurisdiction by final nonappealable judgment. Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document shall be binding on Borrower and shall not result in any liability of such Issuing Lender or any L/C Participant to Borrower. The responsibility of any Issuing Lender to Borrower in connection with any draft presented for payment under any Letter of Credit issued to it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment substantially conforms to the requirements under such Letter of Credit. SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. SECTION 3.8 Resignation of Issuing Lenders. (a) Any Lender may at any time resign from its role as an Issuing Lender hereunder upon not less than thirty (30) days prior notice to Borrower and the Administrative Agent (or such shorter period of time as may be acceptable to Borrower and the Administrative Agent). (b) Any resigning Issuing Lender shall retain all the rights, powers, privileges and duties of an Issuing Lender hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as an Issuing Lender and all L/C Obligations with respect thereto (including, without limitation, the right to require the Lenders to take such actions as are required under Section 3.4). Without limiting the foregoing, upon the resignation of a Lender as an Issuing Lender hereunder, Borrower may, or at the request of such resigned Issuing Lender Borrower shall, use commercially reasonable efforts to, arrange for one or more of the other Issuing Lenders to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such resigned Issuing Lender and outstanding at the time of such resignation, or make other arrangements satisfactory to the resigned Issuing Lender to effectively cause another Issuing Lender to assume the obligations of the resigned Issuing Lender with respect to any such Letters of Credit. SECTION 3.9 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to

42 its L/C Commitment. No failure on the part of any L/C Issuer to provide such information pursuant to this Section 3.9 shall limit the obligations of Borrower or any Lender hereunder with respect to its reimbursement and participation obligations hereunder. SECTION 3.10 Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated to reimburse, or to cause the applicable Subsidiary to reimburse, the applicable Issuing Lender hereunder for any and all drawings under such Letter of Credit. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of Borrower and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. ARTICLE IV [RESERVED] ARTICLE V GENERAL LOAN PROVISIONS SECTION 5.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of Borrower, (i) Revolving Credit Loans shall bear interest at (A) the Base Rate plus the Applicable Margin or (B) the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until three (3) Business Days (or four (4) Business Days with respect to a LIBOR Rate based on a twelve month Interest Period) after the Closing Date unless Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement) and (ii) any Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin. Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. (b) Default Rate. Subject to Section 10.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 10.1(a), (b), (h) or (i), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) Borrower shall no longer have the option to request LIBOR Rate Loans, Swingline Loans or Letters of Credit, (B) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (c) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing December 31, 2021; and interest on each LIBOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other

43 computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (d) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under Applicable Law. SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, Borrower shall have the option to (a) convert at any time all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $1,000,000 or any whole multiple of $100,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever Borrower desires to convert or continue Loans as provided above, Borrower shall give the Administrative Agent irrevocable prior notice (1) written substantially in the form of Exhibit E or (2) delivered electronically via e-mail from the official corporate email address of Borrower which includes an approval from the Chief Financial Officer, Senior Vice President - Finance & Accounting, Controller, Treasurer, Assistant Treasurer, Director of Treasury or Senior Manager - Treasury Operations of Borrower and containing substantially the same information as specified on Exhibit E (a “Notice of Conversion/Continuation”) not later than 1:00 p.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan; provided that if Borrower wishes to request LIBOR Rate Loans having an Interest Period of twelve months in duration, such notice must be received by the Administrative Agent not later than 1:00 p.m. three (3) Business Days prior to the requested date of such conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. If Borrower fails to give a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any LIBOR Rate Loan, then the applicable LIBOR Rate Loan shall be converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Rate Loan. If Borrower requests a conversion to, or continuation of, LIBOR Rate Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Subject to the foregoing, Borrower hereby gives notice to the Administrative Agent that Borrower elects, with respect to the $100,000,000 outstanding on the Closing Date (which shall be reduced to $75,000,000 on May 31, 2023, which shall be further reduced to $40,000,000 on May 31, 2024 and which shall be further reduced to $0.00 on May 30, 2025), the Interest Period shall be for one (1) month with the first such period ending on October 29, 2021, and such Interest Period shall renew automatically for an additional one (1) month period at the end of each month; provided that, (A) Borrower may revoke such election at any time upon written notice to the Administrative Agent and (B) to the extent Borrower repays the Loans such that the outstanding aggregate principal amount of Revolving Loans hereunder is less than the applicable amount set forth in this sentence, the election in this sentence shall thereafter apply to such lesser amount. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a LIBOR Rate Loan (but a Revolving Credit Loan bearing interest at the LIBOR Rate or the Base Rate may be used to repay a Swingline Loan). The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion / Continuation. Notwithstanding the foregoing,

44 Loans made on the Closing Date or any of the three (3) Business Days following the Closing Date, may only consist of Base Rate Loans unless Borrower delivers a funding indemnity letter, substantially in the form of Exhibit I or otherwise reasonably acceptable to the Administrative Agent. LIBOR Rate Loans shall be made by each Revolving Lender at its LIBOR Lending Office and Base Rate Loans at its domestic Lending Office. SECTION 5.3 Fees. (a) Commitment Fee. Commencing on the Closing Date, subject to Section 5.15(a)(iii)(A), a non- refundable commitment fee (the “Commitment Fee”) shall accrue in favor of the Administrative Agent, for the account of the Lenders, at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Commitment of the Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing December 31, 2021 and ending on the date upon which all Obligations (other than contingent indemnification obligations not then due) arising under the Revolving Credit Facility shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitment has been terminated. The Commitment Fee shall be distributed by the Administrative Agent to the Lenders (other than any Defaulting Lender) pro rata in accordance with such Lenders’ respective Commitment Percentages. (b) Other Fees. Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in their Fee Letter. Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. SECTION 5.4 Manner of Payment. Each payment by Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement shall be made not later than 3:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 4:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 10.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 4:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Commitment Percentage in respect of the relevant Credit Facility (or other applicable share as provided herein) of such payment and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of any Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of such Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.9, 5.10, 5.11 or 12.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 5.15(a)(ii). SECTION 5.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender and each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or such Issuing Lender and by

45 the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the applicable Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or such Issuing Lender to Borrower and its Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or any Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note and/or Swingline Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) Participations. In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 5.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Sections 5.9, 5.10, 5.11 or 12.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 5.14 or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to Borrower or any of its Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. SECTION 5.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 1:00 p.m. on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will

46 not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.3(b) and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by Borrower, the interest rate applicable to Base Rate Loans. If Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, any Issuing Lender or the Swingline Lender hereunder that Borrower will not make such payment, the Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, any Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders, any Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date. SECTION 5.8 Changed Circumstances. (a) Circumstances Affecting LIBOR Rate Availability. Unless and until a Benchmark Replacement is implemented in accordance with clause (c) below, in connection with any request for a LIBOR Rate Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Rate Loan or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give notice thereof to Borrower. Thereafter, until the Administrative Agent notifies Borrower that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of Borrower to convert any Loan to or continue any Loan as a LIBOR

47 Rate Loan shall be suspended, and Borrower shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 5.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period. (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies Borrower that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans, and the right of Borrower to convert any Loan to a LIBOR Rate Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter Borrower may select only Base Rate Loans and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period. (c) Benchmark Replacement Setting. (i) (A) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 5.8(c)) if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) or clause (c) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class. If an Unadjusted Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (B) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (B) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the

48 Administrative Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may elect or not elect to do so in its sole discretion. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 5.8(c)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 5.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of LIBOR Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (vi) London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the IBA, the administrator of the London interbank offered rate, and the FCA, the regulatory supervisor of the IBA, made the Announcements that the final publication or representativeness date for Dollars for (I) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (II) overnight, 1-month, 3-month, 6- month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor

49 administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to the London interbank offered rate pursuant to the terms of this Agreement and that any obligation of the Administrative Agent to notify any parties of such Benchmark Transition Event pursuant to clause (iii) of this Section 5.8(c) shall be deemed satisfied. SECTION 5.9 Indemnity. Borrower hereby indemnifies each of the Lenders against any actual loss or expense (including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain a LIBOR Rate Loan or from fees payable to terminate the deposits from which such funds were obtained) which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. SECTION 5.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or any Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, any Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, such Issuing Lender or other Recipient, Borrower shall promptly pay to any such Lender, such Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered, provided that such amounts shall only be paid by Borrower to the applicable Recipient to the extent it is customary for such Recipient to charge such amounts to similarly situated borrowers. (b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any Lending Office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the

50 Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy), then from time to time upon written request of such Lender or such Issuing Lender Borrower shall promptly pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered; provided that such amounts shall only be paid by Borrower to the applicable Lender to the extent it is customary for such Lender to charge such amounts to similarly situated borrowers. (c) Certificates for Reimbursement. A certificate of a Lender, or an Issuing Lender or such other Recipient setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender or such Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that Borrower shall not be required to compensate any Lender or an Issuing Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or such Issuing Lender or such other Recipient, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 5.11 Taxes. (a) Defined Terms. For purposes of this Section 5.11, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within twenty (20) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such

51 Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, in reasonable detail, delivered to Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Intentionally Omitted. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 5.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and the Administrative Agent, at the time or times reasonably requested by Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person: (A) Any Lender that is a U.S. Person shall deliver to Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E

52 establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W- 8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and the Administrative Agent in writing of its legal inability to do so.

53 (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund (or a credit for overpayment of Taxes in lieu of a refund) of any Taxes as to which it has been indemnified pursuant to this Section 5.11 (including by the payment of additional amounts pursuant to this Section 5.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Indemnification of the Administrative Agent. Each Lender and each Issuing Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (i). The agreements in paragraph (i) shall survive the resignation and/or replacement of the Administrative Agent. (j) Survival. Each party’s obligations under this Section 5.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 5.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.10, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then such Lender shall, at the request of Borrower, use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10 or Section 5.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

54 (b) Replacement of Lenders. If any Lender requests compensation under Section 5.10, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 5.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.10 or Section 5.11) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.10 or payments required to be made pursuant to Section 5.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. SECTION 5.13 Incremental Loans. (a) At any time, Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more increases in the Revolving Credit Commitments (any such increase, an “Incremental Loan Commitment”) to make revolving credit loans under the Revolving Credit Facility (any such increase, an “Incremental Loan”); provided that (1) the total aggregate principal amount for all such Incremental Loan Commitments shall not (as of any date of incurrence thereof) exceed the Incremental Facilities Limit and (2) the total aggregate amount for each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall not be less than a minimum principal amount of $25,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which Borrower proposes that any Incremental Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent. Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, to provide an Incremental Loan Commitment (any such Person, an “Incremental Lender”). Any proposed Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Loan Commitment. Any Incremental Loan Commitment shall become effective as of such Increased Amount Date; provided that: (A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (1) any Incremental Loan Commitment, (2) the making of any Incremental Loans

55 pursuant thereto and (3) any Permitted Acquisition or other transaction consummated in connection therewith (or, to the extent constituting an Incremental Loan to finance a Limited Condition Acquisition, the foregoing condition, other than with respect to the absence of an Event of Default pursuant to Section 10.1(a), (b), (h) or (i), shall be satisfied at the LCA Test Date related to such Limited Condition Acquisition); (B) the Administrative Agent and the Lenders shall have received from Borrower an Officer’s Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance with the financial covenants set forth in Section 9.15 based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b), as applicable, both before and after giving effect (on a Pro Forma Basis) to (x) any Incremental Loan Commitment, (y) the making of any Incremental Loans pursuant thereto (with any Incremental Loan Commitment being deemed to be fully funded) and (z) any Permitted Acquisition or other transaction consummated in connection therewith; (C) each of the representations and warranties contained in Article VII shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, on such Increased Amount Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and to the extent constituting an Incremental Loan to finance a Limited Condition Acquisition, the foregoing other than with respect to the absence of an Event of Default pursuant to Section 10.1(a), (b), (h) or (i), shall be satisfied at the LCA Test Date related to such Limited Condition Acquisition); (D) the proceeds of any Incremental Loans shall be used for general corporate purposes of Borrower and its Subsidiaries (including Permitted Acquisitions, joint venture Investments permitted hereunder, Capital Expenditures permitted hereunder, Restricted Payments permitted hereunder and repurchases of Equity Interests permitted hereunder); (E) each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall constitute Obligations of Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis; (F) in each case (the terms of which shall be set forth in the relevant Lender Joinder Agreement): (x) such Incremental Loan shall mature on the Maturity Date, shall bear interest and be entitled to fees, at the rates applicable to the Revolving Credit Loans, but with respect to upfront fees only, a rate determined by the Administrative Agent, the applicable Incremental Lenders and Borrower, and shall be subject to the same terms and conditions as the Revolving Credit Loans; (y) the outstanding Revolving Credit Loans and Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Lenders (including the Incremental Lenders providing such Incremental Loan) in accordance with their revised Commitment Percentages (and the Lenders (including the Incremental Lenders providing such Incremental Loan) agree to make all payments and adjustments necessary to effect such reallocation and Borrower shall pay any and all costs required pursuant to Section 5.9 in connection with such reallocation as if such reallocation were a repayment); and

56 (z) except as provided above, all of the other terms and conditions applicable to such Incremental Loan shall, except to the extent otherwise provided in this Section 5.13, be identical to the terms and conditions applicable to the Revolving Credit Facility; (G) any Incremental Lender shall be entitled to the same voting rights as the existing Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each Incremental Loan shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder; (H) such Incremental Loan Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by Borrower, the Administrative Agent and the applicable Incremental Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 5.13); and (I) Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Loan) reasonably requested by Administrative Agent in connection with any such transaction. (b) The Incremental Lenders shall be included in any determination of the Required Lenders, and, unless otherwise agreed, the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement. (c) On any Increased Amount Date on which any Incremental Loan becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Loan Commitment shall become a Lender hereunder with respect to such Incremental Loan Commitment. (d) Solely to the extent an Incremental Loan is used to finance a Limited Condition Acquisition, and the conditions set forth in Section 6.2(a) and (b) cannot be met at the time such Incremental Loan is to be funded (but such Incremental Loan could be consummated in accordance with the terms thereof and of this Agreement), such Incremental Loan shall constitute a separate tranche of Revolving Credit Loans and Commitments from the existing Revolving Credit Loans and Commitments. SECTION 5.14 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent, any Issuing Lender (with a copy to the Administrative Agent) or the Swingline Lender (with a copy to the Administrative Agent), Borrower shall Cash Collateralize the Fronting Exposure of such Issuing Lender and/or the Swingline Lender, as applicable, with respect to such Defaulting Lender (determined after giving effect to Section 5.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of each Issuing Lender and the Swingline Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans, to be applied pursuant to subsection (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent, each Issuing Lender and the Swingline Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).

57 (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 5.14 or Section 5.15 in respect of Letters of Credit and Swingline Loans shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations and Swingline Loans (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of any Issuing Lender and/or the Swingline Lender, as applicable, shall no longer be required to be held as Cash Collateral pursuant to this Section 5.14 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent, the Issuing Lenders and the Swingline Lender that there exists excess Cash Collateral; provided that, subject to Section 5.15, the Person providing Cash Collateral, the Issuing Lenders and the Swingline Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents. SECTION 5.15 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 12.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lenders or the Swingline Lender hereunder; third, to Cash Collateralize the Fronting Exposure of the Issuing Lenders and the Swingline Lender with respect to such Defaulting Lender in accordance with Section 5.14; fourth, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and funded participations under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit and Swingline Loans issued under this Agreement, in accordance with Section 5.14; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount

58 of any Loans or funded participations in Letters of Credit or Swingline Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit or Swingline Loans were issued at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit or Swingline Loans owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit or Swingline Loans owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable Revolving Credit Facility without giving effect to Section 5.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 5.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive letter of credit commissions pursuant to Section 3.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.14. (C) With respect to any Commitment Fee or letter of credit commission not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to each applicable Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated from time to time as necessary among the Non-Defaulting Lenders in accordance with their respective Commitment Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, repay Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (y) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 5.14.

59 (b) Defaulting Lender Cure. If Borrower, the Administrative Agent, the Issuing Lenders and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable Credit Facility (without giving effect to Section 5.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE VI CONDITIONS OF CLOSING AND BORROWING SECTION 6.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Lender requesting a Revolving Credit Note, a Swingline Note in favor of the Swingline Lender (in each case, if requested thereby) and the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the Transactions, no Default or Event of Default has occurred and is continuing; (D) since December 31, 2020, no event has occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect; and (E) each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 6.1 and Section 6.2. (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery

60 and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.1(b)(iii). (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable. (iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders). (c) Lien Searches. The Administrative Agent shall have received the results of a Lien search, in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets (excluding real estate) of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens). (d) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated by this Agreement and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect. (ii) No Injunction, Etc. No action, proceeding or investigation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby. (e) Payment at Closing. Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arranger and the Lenders the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. (f) PATRIOT Act, etc. (i) The Borrower and each of the Subsidiary Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations.

61 (ii) The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that the Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Closing Date. (g) Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding reasonable fees and expenses previously incurred and all reasonable fees and expenses incurred in connection with this Agreement. (h) Due Diligence. The Administrative Agent shall have completed, to its satisfaction, all legal, tax, environmental, business and other due diligence with respect to the business, assets, liabilities, operations and condition (financial or otherwise) of the Borrower and its Subsidiaries in scope and determination satisfactory to the Administrative Agent in its sole discretion. (i) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. Without limiting the generality of the provisions of the last paragraph of Section 11.3, for purposes of determining compliance with the conditions specified in this Section 6.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 6.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or any Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date: (a) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or Letter of Credit Application, as applicable, from Borrower in accordance with Section 2.3(a) or Section 3.2, as applicable. (d) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the Issuing Lender shall not be required to

62 issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (e) Limited Condition Acquisitions. Solely in connection with an initial drawing under an Incremental Loan in connection with a Limited Condition Acquisition, the conditions set forth in clauses (a) and (b) (other than with respect to the absence of an Event of Default pursuant to Section 10.1(a), (b), (h) or (i)) shall relate to the LCA Test Date, not the date of the related Extension of Credit. ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 6.2, that: SECTION 7.1 Organization; Power; Qualification. Each Credit Party and each Subsidiary thereof (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Credit Party and each Subsidiary thereof are organized as of the Closing Date are described on Schedule 1 to the Disclosure Letter. No Credit Party nor any Subsidiary thereof is an EEA Financial Institution. SECTION 7.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 2 to the Disclosure Letter. As of the Closing Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares or units, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 2 to the Disclosure Letter. As of the Closing Date, all outstanding shares of such Credit Parties and Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 2 to the Disclosure Letter. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Credit Party or any Subsidiary thereof, except as described on Schedule 2 to the Disclosure Letter. SECTION 7.3 Authorization; Enforceability. Each Credit Party and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party and each Subsidiary thereof that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party and each Subsidiary thereof that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 7.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party and each Subsidiary thereof of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval which has not been obtained or violate any Applicable Law relating to any Credit Party or

63 any Subsidiary thereof where the failure to obtain such Governmental Approval or such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Credit Party or any Subsidiary thereof, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which conflict, breach or default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than (i) consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) consents or filings under the Uniform Commercial Code, (iii) filings with the United States Copyright Office and/or the United States Patent and Trademark Office and (iv) consents that have been obtained. SECTION 7.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Subsidiary thereof (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of any Responsible Officer, threatened attack by direct or collateral proceeding, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each case (a), (b) or (c) where the failure to have, comply or file could not reasonably be expected to have a Material Adverse Effect. SECTION 7.6 Tax Returns and Payments. Each Credit Party and each Subsidiary thereof has duly filed or caused to be filed all federal and all material state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal and all material state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party). Such returns accurately reflect in all material respects all liability for taxes of any Credit Party or any Subsidiary thereof for the periods covered thereby. As of the Closing Date, except as set forth on Schedule 3 to the Disclosure Letter, there is no ongoing audit or examination or, to the knowledge of any Responsible Officer, other investigation by any Governmental Authority of the tax liability of any Credit Party or any Subsidiary thereof that could reasonably be expected to have a Material Adverse Effect. No Governmental Authority has asserted any Lien or other claim against any Credit Party or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved (other than (a) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party and (b) Permitted Liens). The charges, accruals and reserves on the books of each Credit Party and each Subsidiary thereof in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of any Credit Party or any Subsidiary thereof are in the judgment of Borrower adequate, and Borrower does not anticipate any additional taxes or assessments for any of such years. SECTION 7.7 Intellectual Property Matters. Each Credit Party and each Subsidiary thereof owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and no Credit Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations that could reasonably be expected to have a Material Adverse Effect.

64 SECTION 7.8 Environmental Matters. Except to the extent that no Material Adverse Effect could reasonably be expected to result therefrom: (a) The properties owned, leased or operated by each Credit Party and each Subsidiary thereof now do not contain, and to the knowledge of any Responsible Officer have not previously contained, any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws; (b) Each Credit Party and each Subsidiary thereof and such properties and all operations conducted in connection therewith, to the knowledge of any Responsible Officer are and have been in compliance with all applicable Environmental Laws, and, to the knowledge of any Responsible Officer, there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof; (c) No Credit Party nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does any Responsible Officer of any Credit Party or any Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened; (d) To the knowledge of any Responsible Officer Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by any Credit Party or any Subsidiary thereof in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws, nor to the knowledge of any Responsible Officer have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Laws; (e) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Responsible Officer, threatened, under any Environmental Law to which any Credit Party or any Subsidiary thereof is or will be named as a potentially responsible party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to any Credit Party, any Subsidiary thereof, or to the knowledge of any Responsible Officer, with respect to any real property owned, leased or operated by any Credit Party or any Subsidiary thereof or operations conducted in connection therewith; and (f) To the knowledge of any Responsible Officer there has been no release, or threat of release, of Hazardous Materials at or from properties owned, leased or operated by any Credit Party or any Subsidiary, now or in the past, in violation of or in amounts or in a manner that could give rise to liability under applicable Environmental Laws. SECTION 7.9 Employee Benefit Matters. (a) As of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 4 to the Disclosure Letter; (b) Each Employee Benefit Plan is in compliance in form and operation with its terms and with all applicable provisions of ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received

65 determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of an Employee Benefit Plan with no determination, nothing has occurred that would materially adversely affect the issuance of a favorable determination letter or otherwise materially adversely affect such qualification. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied with respect to any Employee Benefit Plan except for liability that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (c) As of the Closing Date, no Pension Plan has been terminated, nor has any Pension Plan become subject to funding-based benefit restrictions under Section 436 of the Code, nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan or Multiemployer Plan, nor has any Credit Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA, the terms of any Pension Plan or Multiemployer Plan, or any contract or agreement requiring contributions to a Pension Plan or Multiemployer Plan, on or prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. As of the Closing Date, there has not been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan; (d) Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums due and not delinquent under Section 4007 of ERISA, and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code, or (v) incurred any liability under Section 4069 or 4212(c) of ERISA; (e) No Termination Event has occurred or is reasonably expected to occur which, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, liability of any of the Credit Parties in an aggregate amount in excess of the Threshold Amount; (f) Except where the failure of any of the following representations to be correct could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the knowledge of any Responsible Officer, threatened concerning or involving (i) any Employee Benefit Plan that is an employee welfare benefit plan (as defined in Section 3(1) of ERISA), (ii) any Pension Plan or (iii) any Multiemployer Plan; (g) Borrower and its Subsidiaries have classified individuals who perform services for them correctly within all material respects under each Employee Benefit Plan, ERISA, the Code and other applicable law as common law employees, independent contractors or leased employees; and (h) Borrower, each of its Subsidiaries, and each Employee Benefit Plan that is a “group health plan” as defined in Section 733(a)(1) of ERISA (a “Health Plan”) (i) is currently in compliance with the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (“PPACA”), the Health Care and Education Reconciliation Act of 2010, Pub. L. No. 111-152 (“HCERA”), and all regulations and guidance issued thereunder (collectively, with PPACA and HCERA, the “Healthcare Reform Laws”), and (ii) has been in compliance with all applicable Healthcare Reform Laws since March 23, 2010. No event has occurred, and no condition or circumstance exists, that could reasonably be expected to subject Borrower, any of its Subsidiaries, or any Health Plan to penalties or excise taxes under Sections 4980D, 4980H, or 4980I of the Code or any other provision of the Healthcare Reform Laws.

66 SECTION 7.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. Following the application of the proceeds of each Extension of Credit, not more than twenty- five percent (25%) of the value of the assets (either of Borrower, individually, or of Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 9.2 or Section 9.5 or subject to any restriction contained in any agreement or instrument between Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness in excess of the Threshold Amount will be “margin stock”. SECTION 7.11 Government Regulation. No Credit Party nor any Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940) and no Credit Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Interstate Commerce Act, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby. SECTION 7.12 [Reserved]. SECTION 7.13 Employee Relations. As of the Closing Date, no Credit Party or any Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees except as set forth on Schedule 6 to the Disclosure Letter. No Responsible Officer knows of any pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 7.14 [Reserved]. SECTION 7.15 Financial Statements. The audited and unaudited financial statements delivered pursuant to Section 6.1(f)(i) present fairly within all material respects on a Consolidated basis the assets, liabilities and financial position of Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of Borrower and its Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. The forecasts delivered pursuant to Section 6.1(f)(iii) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections will vary from such projections). SECTION 7.16 No Material Adverse Change. No Material Adverse Effect has occurred since the date of the most recent audited financial statements provided to the Administrative Agent pursuant to this Agreement, except as may have been disclosed in any reports or registration statements filed with the SEC and copies of which have been provided to the Administrative Agent pursuant to the requirements of Section 8.2(e) hereof. SECTION 7.17 Solvency. The Credit Parties, on a Consolidated basis, are Solvent. SECTION 7.18 Title to Properties. As of the Closing Date, the real property listed on Schedule 7 to the Disclosure Letter constitutes all of the real property that is owned by any Credit Party or any of its Subsidiaries. Each Credit Party and each Subsidiary thereof has such title to the real property owned by it, and such occupancy rights to the real property leased by it as is material to the conduct of its business and valid and legal title to all of its personal

67 property and assets, except those which have been disposed of by the Credit Parties and their Subsidiaries which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder. SECTION 7.19 Litigation. There are no actions, suits or proceedings pending nor, to the knowledge of any Responsible Officer, threatened in writing against any Credit Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. SECTION 7.20 Anti-Corruption Laws and Sanctions. None of (i) Borrower, any Subsidiary, any of their respective directors, officers, or, to the knowledge of Borrower or such Subsidiary, any of their respective employees or Affiliates, or (ii) to the knowledge of Borrower, any agent or representative of Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, (D) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons, (E) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws, or (F) has violated any Anti-Money Laundering Law. Each of Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with the Anti-Corruption Laws. Each of Borrower and its Subsidiaries, and to the knowledge of Borrower, each director, officer, employee, agent and Affiliate of Borrower and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. (b) No proceeds of any Extension of Credit have been used, directly or indirectly, by Borrower, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, including any payments (directly or indirectly) to a Sanctioned Person or a Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 7.21 Absence of Defaults. No event has occurred or is continuing (a) which constitutes a Default or an Event of Default, or (b) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party or any Subsidiary thereof under any judgment, decree or order to which any Credit Party or any Subsidiary thereof is a party or by which any Credit Party or any Subsidiary thereof or any of their respective properties may be bound or which would require any Credit Party or any Subsidiary thereof to make any payment thereunder prior to the scheduled maturity date therefor that, in any case under this clause (b), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 7.22 Senior Indebtedness Status. The Obligations of each Credit Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and all senior unsecured Indebtedness of each such Person and is designated as “Senior Indebtedness” under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness and all senior unsecured Indebtedness of such Person. SECTION 7.23 Disclosure. No financial statement, material report, material certificate or other material information furnished (whether in writing or orally) by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the time when made or delivered; provided that, with respect to projected financial information, pro forma financial information,

68 estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being recognized by the Lenders that projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Credit Parties and their Subsidiaries, and are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary materially from such projections). As of the Closing Date, all of the information included in the Beneficial Ownership Certification is true and correct. ARTICLE VIII AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries to: SECTION 8.1 Financial Statements and Forecasts. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) Annual Financial Statements. As soon as practicable and in any event within ninety (90) days (or, if earlier, promptly after the date of any required public filing thereof) after the end of each Fiscal Year, an audited Consolidated balance sheet of Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income or operations, changes in stockholder’s equity and cash flows including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing acceptable to the Administrative Agent, and accompanied by a report and opinion thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by Borrower or any of its Subsidiaries not in accordance with GAAP. (b) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days (or, if earlier, promptly after the date of any required public filing thereof) after the end of the first three Fiscal Quarters of each Fiscal Year, an unaudited Consolidated balance sheet of Borrower and its Subsidiaries as of the close of such Fiscal Quarter and unaudited Consolidated statements of income or operations, changes in stockholder’s equity and cash flows together with a report containing management’s discussion and analysis of such financial statements for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of Borrower to present fairly in all material respects the financial condition of Borrower and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of Borrower and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes. (c) Annual Forecast. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, a Consolidated forecast of Borrower and its Subsidiaries for the ensuing Fiscal Year, such plan to be prepared in accordance with GAAP and to include, on an annual basis for the remaining term of the Credit Facility, the following: a projected income statement, statement of cash flows and balance sheet,

69 calculations demonstrating projected compliance with the financial covenants set forth in Section 9.14 and a summary discussion of the most relevant assumptions utilized and drivers to such forecast, accompanied by a certificate from a Responsible Officer to the effect that such forecast contains good faith estimates (utilizing assumptions believed to be reasonable at the time of delivery of such forecast) of the financial condition and operations of Borrower and its Subsidiaries for such period, it being understood that the forecast is subject to significant uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries, and are not to be viewed as facts, and that the actual results during the period or periods covered by such forecast may vary materially from such forecast). SECTION 8.2 Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) at each time financial statements are delivered pursuant to Sections 8.1(a) or (b) a duly completed Officer’s Compliance Certificate signed by the chief executive officer, president, chief financial officer, principal accounting officer, treasurer or controller of Borrower and a report containing management’s discussion and analysis of such financial statements; (b) promptly upon the request of the Administrative Agent, copies of all material reports, if any, submitted to any Credit Party, any Subsidiary thereof or any of their respective boards of directors by their respective independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto; (c) promptly after the furnishing thereof, copies of any notice of default received from any holder of Indebtedness of any Credit Party or any Subsidiary thereof in excess of the Threshold Amount pursuant to the terms of any indenture, loan or credit or similar agreement; (d) promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Credit Party or any Subsidiary thereof with any Environmental Law that could reasonably be expected to have a Material Adverse Effect; (e) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Borrower, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; (f) promptly, and in any event within seven (7) Business Days after receipt thereof by any Credit Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation by such agency regarding material financial or other operational results of any Credit Party or any Subsidiary thereof; (g) promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations and the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender; and (h) such other information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request. Documents required to be delivered pursuant to Section 8.1(a), (b) or (e) or Section 8.2(e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at the website address listed in Section 12.1; or (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the

70 Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Notwithstanding anything contained herein, in every instance Borrower shall be required to provide paper copies of the Officer’s Compliance Certificates required by Section 8.2 to the Administrative Agent. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the Issuing Lenders materials and/or information provided by or on behalf of Borrower hereunder (collectively, “Borrower Materials”) by posting Borrower Materials on Debt Domain, IntraLinks, SyndTrak Online or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Borrower or its securities) (each, a “Public Lender”). Borrower hereby agrees that so long as Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the Issuing Lenders and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.10); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” SECTION 8.3 Notice of Litigation and Other Matters. Promptly (but in no event later than ten (10) days after any Responsible Officer obtains knowledge thereof) notify the Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) the occurrence of any Default or Event of Default; (b) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any Subsidiary thereof or any of their respective properties, assets or businesses in each case that could reasonably be expected to result in a Material Adverse Effect; (c) any notice of any violation received by any Credit Party or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect; (d) any labor controversy that has resulted in a strike or other similar work action against any Credit Party or any Subsidiary thereof in any such case could reasonably be expected to have a Material Adverse Effect; (e) any attachment, judgment, lien, levy or order exceeding the Threshold Amount that may be assessed against or threatened against any Credit Party or any Subsidiary thereof; and (f) (i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a

71 Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) any Responsible Officer obtaining knowledge that any Termination Event has occurred or is reasonably expected to occur within the next sixty (60) days. (g) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification. Each notice pursuant to Section 8.3 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 8.3(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. SECTION 8.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 9.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which qualification is necessary, in each case to the extent that failure to do so could reasonably be expected to have a Material Adverse Effect. SECTION 8.5 Maintenance of Property and Licenses. (a) In addition to the requirements of any of the Security Documents, use commercially reasonable efforts to protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction would not reasonably be expected to result in a Material Adverse Effect. (b) Maintain, in full force and effect in all material respects, each and every license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 8.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents. All such insurance shall, (a) provide that no cancellation or material modification thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (b) name the Administrative Agent as an additional insured party thereunder and (c) in the case of each casualty insurance policy, name the Administrative Agent as lender’s loss payee. On the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. SECTION 8.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in material compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its Properties. SECTION 8.8 Payment of Taxes and Other Obligations. Pay and perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property and (b) all other Indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that Borrower or such Subsidiary may contest any item described in this Section in good faith so long as adequate reserves are maintained with respect thereto

72 in accordance with GAAP, except where the failure to pay or perform the items described in (a) or (b) of this Section could not reasonably be expected to have material impact on the business of Borrower or such Subsidiary. SECTION 8.9 Compliance with Laws and Approvals. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. SECTION 8.10 Environmental Laws. In addition to and without limiting the generality of Section 8.9: (a) comply with, and use commercially reasonable efforts to ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all material licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of Borrower or any such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final nonappealable judgment. SECTION 8.11 Compliance with ERISA. In addition to and without limiting the generality of Section 8.9, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent to confirm compliance with this Section. SECTION 8.12 Visits and Inspections. Permit representatives of the Administrative Agent, from time to time upon prior reasonable notice and at such times during normal business hours and with no more than reasonable frequency, all at the expense of Borrower (limited, except during the continuance of an Event of Default to the cost of a single visit and inspection by the Administrative Agent, per calendar year), to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; provided that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of Borrower at any time without advance notice. Upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and Lenders once during each Fiscal Year, which meeting will be held at Borrower’s corporate offices (or such other location as may be agreed to by Borrower and the Administrative Agent) at such time as may be agreed by Borrower and the Administrative Agent. SECTION 8.13 Additional Subsidiaries. (a) Additional Domestic Subsidiaries. Promptly after the creation or acquisition of any Material Domestic Subsidiary (and, in any event, within forty-five (45) days after such creation or acquisition, as such

73 time period may be extended by the Administrative Agent in its sole discretion) cause such Person to (i) become a Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the Collateral Agreement and joinder to this Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such Subsidiary by delivering to the Administrative Agent a duly executed supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (iii) deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iv) deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Person, (v) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (vi) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (b) Additional Foreign Subsidiaries. Notify the Administrative Agent of any Person that becomes a First Tier Foreign Subsidiary and cause the applicable Credit Party to (i) deliver to the Administrative Agent Security Documents pledging sixty-five percent (65%) of the total outstanding voting Equity Interests (and one hundred percent (100%) of the non-voting Equity Interests) of any such new First Tier Foreign Subsidiary and a consent thereto executed by such new First Tier Foreign Subsidiary (including, without limitation, if applicable, original certificated Equity Interests (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Equity Interests of such new First Tier Foreign Subsidiary, together with an appropriate undated stock or other transfer power for each certificate duly executed in blank by the registered owner thereof), (ii) such Person to deliver to the Administrative Agent such opinions, documents and certificates referred to in Section 6.1 as may be reasonably requested by the Administrative Agent, (iii) such Person to deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with regard to such Person and (iv) such Person to deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) [Reserved]. (d) Merger Subsidiaries. Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with (or as may be reasonably required in advance of) the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 8.13(a) or (b), as applicable, until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 8.13(a) or (b), as applicable, within ten (10) Business Days of the consummation of such Permitted Acquisition, as such time period may be extended by the Administrative Agent in its sole discretion). (e) Exclusions. The provisions of this Section 8.13 shall not apply to assets as to which the Administrative Agent and Borrower shall reasonably determine that the costs and burdens of obtaining a security interest therein or perfection thereof outweigh the value of the security afforded thereby. SECTION 8.14 [Reserved]. SECTION 8.15 Use of Proceeds Borrower shall use the proceeds of the Extensions of Credit (i) to pay fees, commissions and expenses in connection with the Transactions, (ii) [reserved] and (iii) for working capital and general corporate purposes of Borrower and its Subsidiaries (including Permitted Acquisitions, joint venture Investments permitted hereunder, Restricted Payments permitted hereunder, Capital Expenditures permitted hereunder and repurchases of Equity Interests permitted hereunder). No part of the proceeds of the Loans will be used by Borrower or

74 its Subsidiaries, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable Anti-Corruption Laws. SECTION 8.16 [Reserved]. SECTION 8.17 Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens contemplated by the Security Documents or the validity or priority of any such Lien (subject to Permitted Liens), all at the expense of the Credit Parties. Borrower also agrees to provide to the Administrative Agent, from time to time upon the reasonable request by the Administrative Agent, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents (subject to Permitted Liens). SECTION 8.18 Anti-Corruption. Maintain in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with Anti-Corruption Laws and applicable Sanctions applicable to the conduct of the business of Borrower and its Subsidiaries, (ii) notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and (iii) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation. ARTICLE IX NEGATIVE COVENANTS Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) and the Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries to: SECTION 9.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except: (a) the Obligations; (b) Indebtedness and obligations owing under Hedge Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; (c) Indebtedness existing on the Closing Date and listed on Schedule 9 to the Disclosure Letter, and any refinancings, refundings, renewals or extensions thereof; provided that (i) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the final maturity date and weighted average life of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension and (iii) any refinancing, refunding, renewal or extension of any Subordinated Indebtedness shall be (A) on subordination terms at least as favorable to the Lenders, (B) no more restrictive on Borrower and its Subsidiaries than the Subordinated Indebtedness being refinanced, refunded, renewed or extended and (C) in an amount not less than the amount outstanding at the time of such refinancing, refunding, renewal or extension;

75 (d) Indebtedness incurred in connection with capital leases, purchase money Indebtedness, and any financing related to any corporate aircraft, which may exist, in an aggregate principal amount not to exceed $20,000,000 at any time outstanding, together with any refinancings, refundings, renewals or extensions thereof; (e) Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 9.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, (ii) neither Borrower nor any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness and (iii) the aggregate outstanding principal amount of such Indebtedness does not exceed $5,000,000 at any time outstanding, together with any refinancings, refundings, renewals or extensions thereof; provided that (y) the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (z) the final maturity date and weighted average life of such refinancing, refunding, renewal or extension shall not be prior to or shorter than that applicable to the Indebtedness prior to such refinancing, refunding, renewal or extension; (f) Guaranty Obligations with respect to Indebtedness permitted pursuant to subsections (a) through (e) of this Section, subsections (g) through (r) of this Section, and, other than with respect to the Indebtedness of any Subsidiary which is not a Credit Party, subsection (s) of this Section; (g) unsecured intercompany Indebtedness: (i) owed by any Credit Party to another Credit Party; (ii) owed by any Credit Party to any Non-Guarantor Subsidiary (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent); and (iii) owed by any Non-Guarantor Subsidiary to any other Non-Guarantor Subsidiary; (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business (and any endorsement of instruments or other payment items for deposit); (i) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (j) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations, and (ii) unsecured guarantees arising with respect to customary indemnification obligations to (A) purchasers in connection with any Asset Disposition permitted by Section 9.5 or which has occurred prior to the Closing Date or (B) clients, customers or vendors of Borrower or any of its Subsidiaries incurred in the ordinary course of business; (k) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year;

76 (l) Indebtedness incurred in the ordinary course of business in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”), or cash management services; (m) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of Borrower or the applicable Credit Party incurred in connection with the consummation of one or more Permitted Acquisitions or any Investment permitted hereunder; (n) Indebtedness composing Investments permitted by Section 9.3; (o) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business; (p) unsecured Indebtedness of Borrower or its Subsidiaries in respect of earn-outs owing to sellers of assets or Equity Interests to Borrower or its Subsidiaries that is incurred in connection with the consummation of one or more Permitted Acquisitions; (q) accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness permitted under this Section 9.1; (r) Indebtedness of Borrower or its Subsidiaries resulting from any guaranties of the lease obligations of any Credit Party (other than Borrower) to the extent such lease obligations are permitted to be incurred under this Agreement; (s) Indebtedness of any Receivables Subsidiary arising under any Receivables Facility; provided that the outstanding principal amount of such Indebtedness shall not exceed $25,000,000 at any time outstanding; and (t) Indebtedness of any Credit Party or any Subsidiary thereof not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed the greater of (i) $15,000,000 and (ii) 15% of Consolidated EBITDA calculated on a Pro Forma Basis, at any time outstanding. SECTION 9.2 Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except: (a) Liens created pursuant to the Loan Documents (including, without limitation, Liens in favor of the Swingline Lender and/or the Issuing Lenders, as applicable, on Cash Collateral granted pursuant to the Loan Documents); (b) Liens in existence on the Closing Date and described on Schedule 10 to the Disclosure Letter, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 9.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 10 to the Disclosure Letter)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date, except for (i) products and proceeds of the foregoing and (ii) any additional property covered resulting from amendments or supplements to the furniture, fixture and equipment facilities with Wells Fargo Equipment Finance, Inc. and Banc of America Leasing & Capital, LLC; (c) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

77 (d) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) are not overdue for a period of more than thirty (30) days, or if more than thirty (30) days overdue, no action has been taken to enforce such Liens and such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of Borrower or any of its Subsidiaries; (e) deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof; (f) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property; (g) Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of Borrower and its Subsidiaries; (h) Liens securing Indebtedness permitted under Section 9.1(d) and the replacement, renewal or extension thereof; provided that (i) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased (other than in connection with additional work) and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable), plus related transaction costs; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 10.1(l) or securing appeal or other surety bonds relating to such judgments; (j) (i) Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by Borrower or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement, and the replacement, renewal or extension of any thereof; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (B) such Liens are applicable only to specific Property, (C) such Liens do not attach to any other Property of Borrower or any of its Subsidiaries and (D) the Indebtedness secured by such Liens is permitted under Section 9.1(e) of this Agreement). (k) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of Borrower or any Subsidiary thereof; (l) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;

78 (m) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of Borrower or its Subsidiaries or materially detract from the value of the relevant assets of Borrower or its Subsidiaries or (ii) secure any Indebtedness; (n) the interests of lessors under operating leases and licensors under nonexclusive license agreements or Permitted Exclusive Licenses; (o) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted by Section 9.1(k); (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (q) Liens securing Indebtedness permitted under Section 9.1(e); (r) Liens solely on any cash earnest money deposits made by Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition; (s) Liens on Receivables Assets and related assets incurred in connection with a Receivables Facility; provided that the outstanding principal amount thereof secured by such Liens under this clause (s) shall not exceed $25,000,000 at any time outstanding; and (t) Liens not otherwise permitted hereunder on assets securing Indebtedness or other obligations in an aggregate amount not to exceed the greater of (i) $15,000,000 and (ii) 15% of Consolidated EBITDA calculated on a Pro Forma Basis, at any time outstanding. SECTION 9.3 Investments. Purchase, own, invest in or otherwise acquire (in one transaction or a series of transactions), directly or indirectly, any Equity Interests, interests or rights (including board or management rights) in any partnership or joint venture arrangement (including, without limitation, the creation or capitalization of any Subsidiary whether in corporate, partnership, contract or other legal form), evidence of Indebtedness or other obligation or security, all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, guaranty of any Indebtedness of, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except: (a) (i) Investments existing on the Closing Date in Subsidiaries existing on the Closing Date; (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 11 to the Disclosure Letter; (iii) Investments made after the Closing Date by any Credit Party in any other Credit Party (other than Borrower) or in any other Domestic Subsidiary (and Investments by any Credit Party in any of its Subsidiaries in order to maintain a minimum net capital or as may otherwise be required by law); (iv) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any other Non-Guarantor Subsidiary; and (v) Investments made after the Closing Date by any Non-Guarantor Subsidiary in any Credit Party; (b) Investments in cash and Cash Equivalents;

79 (c) Investments by Borrower or any of its Subsidiaries consisting of Capital Expenditures permitted by this Agreement; (d) deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 9.2; (e) Hedge Agreements permitted pursuant to Section 9.1; (f) purchases of assets in the ordinary course of business; (g) Investments by Borrower or any Subsidiary thereof in the form of Permitted Acquisitions; (h) Investments in the form of loans and advances to officers, directors and employees in the ordinary course of business in an aggregate amount not to exceed at any time outstanding $1,000,000 (determined without regard to any write-downs or write-offs of such loans or advances); (i) Investments in the form of payments of cash constituting Restricted Payments permitted pursuant to Section 9.6; (j) Guaranty Obligations permitted pursuant to Section 9.1(f); (k) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; (l) advances made in connection with purchases of goods or services in the ordinary course of business; (m) Investments received in settlement of amounts due to any Credit Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Credit Party or any of its Subsidiaries as a result of insolvency proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Credit Party or its Subsidiaries; (n) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Credit Party or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims; (o) Investments resulting from entering into (i) Cash Management Agreements, or (ii) agreements relative to Indebtedness that is permitted under Section 9.1(l); (p) Investments held by a Person acquired in a Permitted Acquisition to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition; (q) Investments arising out of the receipt by Borrower or any of its Subsidiaries of non-cash consideration in connection with any Asset Disposition permitted by Section 9.5; (r) Investments in any joint venture arrangement so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Total Leverage Ratio calculated on a Pro Forma Basis shall be less than or equal to 3.00 to 1.00 as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1 and (iii) after giving effect to any such Investment, Liquidity shall be at least $25,000,000;

80 (s) (i) any Investment in a Receivables Subsidiary in order to effectuate a Receivables Facility or any Investment by a Receivables Subsidiary in any other Person in connection with a Receivables Facility; provided, however, that any such Investment in a Receivables Subsidiary is in the form of a contribution of additional Receivables Assets or as equity, and (ii) distributions or payments of Receivables Fees and purchases of Receivables Assets in connection with a Receivables Facility; and (t) Investments of any Credit Party or any Subsidiary thereof not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed the greater of (i) $25,000,000 and (ii) 25% of Consolidated EBITDA at any time outstanding calculated on a Pro Forma Basis. For purposes of determining the amount of any Investment outstanding for purposes of this Section 9.3, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment) less any amount realized in respect of such Investment upon the sale, collection or return of capital (not to exceed the original amount invested). SECTION 9.4 Fundamental Changes. Merge, consolidate or enter into any similar combination with, or enter into any Asset Disposition of all or substantially all of its assets (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except: (a) (i) any Wholly-Owned Subsidiary of Borrower may be merged, amalgamated or consolidated with or into Borrower (provided that Borrower shall be the continuing or surviving entity) or (ii) any Wholly- Owned Subsidiary of Borrower may be merged, amalgamated or consolidated with or into any Subsidiary Guarantor (provided that the Subsidiary Guarantor shall be the continuing or surviving entity or simultaneously with such transaction or the continuing or surviving entity shall become a Subsidiary Guarantor and Borrower shall comply with Section 8.13 in connection therewith); (b) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary that is a Domestic Subsidiary; (c) any Subsidiary may dispose of all or substantially all of its assets in connection with any voluntary liquidation, dissolution, winding up or otherwise to Borrower or any Subsidiary Guarantor and any such Subsidiary without assets or liabilities may liquidate, dissolve or wind up; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets; (d) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may dispose of all or substantially all of its assets in connection with any voluntary liquidation, dissolution, winding up or otherwise to any other Non-Guarantor Subsidiary and any such Subsidiary without assets or liabilities may liquidate, dissolve or wind up and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary and any such Subsidiary without assets or liabilities may liquidate, dissolve or wind up; (e) any Wholly-Owned Subsidiary of Borrower may merge with or into the Person such Wholly- Owned Subsidiary was formed to acquire in connection with any acquisition permitted hereunder (including, without limitation, any Permitted Acquisition permitted pursuant to Section 9.3(g)); provided that in the case of any merger involving a Wholly-Owned Subsidiary that is a Domestic Subsidiary, (i) a Subsidiary Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and Borrower shall comply with Section 8.13 in connection therewith;

81 (f) any Person may merge into Borrower or any of its Wholly-Owned Subsidiaries in connection with a Permitted Acquisition permitted pursuant to Section 9.3(g); provided that (i) in the case of a merger involving Borrower or a Subsidiary Guarantor, the continuing or surviving Person shall be Borrower or such Subsidiary Guarantor and (ii) in all other cases, the continuing or surviving Person shall be Borrower or a Wholly-Owned Subsidiary of Borrower; and (g) any Asset Disposition permitted by Section 9.5. SECTION 9.5 Asset Dispositions. Make any Asset Disposition except: (a) the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of Borrower or any of its Subsidiaries; (b) non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of Borrower and its Subsidiaries; (c) leases, subleases, licenses or sublicenses of real or personal property granted by Borrower or any of its Subsidiaries to others in the ordinary course of business not detracting from the value of such real or personal property or interfering in any material respect with the business of Borrower or any of its Subsidiaries; (d) Asset Dispositions in connection with Insurance and Condemnation Events; (e) Asset Dispositions in connection with transactions permitted by Section 9.4; (f) sale-leaseback transactions permitted by Section 9.12; (g) the granting of Permitted Liens; (h) payments of cash constituting Restricted Payments that are expressly permitted by Section 9.6; (i) the making of Investments permitted by Section 9.3; (j) [reserved]; (k) any disposition or discount of Receivables Assets in connection with any Receivables Facility; and (l) Asset Dispositions not otherwise permitted pursuant to this Section; provided that (i) at the time of such Asset Disposition, no Default or Event of Default shall exist or would result from such Asset Disposition, and (ii) the aggregate fair market value of all property disposed of in reliance on this clause (k) shall not exceed $20,000,000 in any Fiscal Year. SECTION 9.6 Restricted Payments. Declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, or make any distribution of cash, property or assets to the holders of shares of any Equity Interests of any Credit Party or any Subsidiary thereof (all of the foregoing, the “Restricted Payments”) provided that: (a) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Borrower or any of its Subsidiaries may pay dividends in shares of its own Qualified Equity Interests; (b) any Subsidiary of Borrower may pay cash dividends to Borrower or any Subsidiary Guarantor;

82 (c) (i) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis) and (ii) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may make Restricted Payments to any other Non-Guarantor Subsidiary (and, if applicable, to other holders of its outstanding Equity Interests on a ratable basis); (d) Borrower may repurchase the Equity Interests of Borrower with the proceeds of the Credit Facility or otherwise, (i) in an amount not to exceed $25,000,000 in any Fiscal Year so long as Borrower is in compliance on a Pro Forma Basis with each covenant contained in Section 9.14 after giving effect to any such repurchase, plus (ii) such additional amount, so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) the Total Leverage Ratio calculated on a Pro Forma Basis shall be less than or equal to 3.00 to 1.00 as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 8.1 and (C) after giving effect to any such repurchase, Liquidity shall be at least $25,000,000; (e) Restricted Payments of Receivables Fees; and (f) Borrower may declare and make (and each Subsidiary of Borrower may declare and make to enable Borrower to do the same) Restricted Payments, so that Borrower may, and Borrower shall be permitted to: (A) pay corporate operating (including, without limitation, directors fees and expenses) and overhead expenses (including, without limitation, rent, utilities and salary) in the ordinary course of business and fees and expenses of attorneys, accountants, appraisers and the like; (B) so long as no Default or Event of Default has occurred and is continuing or would result therefrom on an actual or Pro Forma Basis, Borrower or any Subsidiary may pay dividends in respect of its Equity Interests in the ordinary course of business in an unlimited amount. SECTION 9.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Equity Interests in, or other Affiliate of, Borrower or any of its Subsidiaries or (b) any Affiliate of any such officer, director or holder, other than: (i) payments of cash constituting Restricted Payments permitted by Section 9.6; (ii) transactions existing on the Closing Date and described on Schedule 12 to the Disclosure Letter; (iii) (A) transactions among Credit Parties and (B) transactions among Credit Parties and their Subsidiaries permitted by Sections 9.1, 9.3, 9.4, 9.5 and 9.12; (iv) other transactions in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of Borrower; (v) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business; (vi) any customary transactions with a Receivables Subsidiary effected as part of a Receivables Facility; and

83 (vii) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of Borrower and its Subsidiaries. SECTION 9.8 Accounting Changes; Organizational Documents. (a) Change its Fiscal Year end, or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices that could adversely affect the calculation of the financial covenants in Section 9.14. (b) Amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in each case in any manner that could have a material adverse affect on the rights or interests of the Lenders in the Collateral. SECTION 9.9 Payments and Modifications of Subordinated Indebtedness. (a) Amend, modify, waive or supplement (or permit the modification, amendment, waiver or supplement of) any of the terms or provisions of any Subordinated Indebtedness in any respect which would materially and adversely affect the rights or interests of the Administrative Agent and Lenders hereunder. (b) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (x) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due and (y) at the maturity thereof) any Subordinated Indebtedness, except: (i) refinancings, refundings, renewals, extensions or exchange of any Subordinated Indebtedness permitted by Section 9.1(c), (g)(ii) or (s), and by any subordination provisions applicable thereto; (ii) payments and prepayments of any Subordinated Indebtedness made solely with the proceeds of Qualified Equity Interests; and (iii) the payment of interest, expenses and indemnities in respect of Subordinated Indebtedness incurred under Section 9.1(c), (g)(ii) or (s) (other than any such payments prohibited by any subordination provisions applicable thereto). SECTION 9.10 No Further Negative Pledges; Restrictive Agreements. (a) Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 9.1(d) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Non-Guarantor Subsidiary as of the Closing Date and (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien). (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Credit Party or (iii) make loans or advances to any Credit Party, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable

84 Law and (C) in connection with the sale of any assets or equity of a Credit Party or its Subsidiary permitted under this Agreement (but only to the extent such encumbrance or restriction is limited to the assets or equity that is the subject of such sale). (c) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Subsidiary thereof to (i) sell, lease or transfer any of its properties or assets to any Credit Party or (ii) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 9.1(d) (provided that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 9.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, (H) customary restrictions and encumbrances created in connection with any Receivables Facility that, in the good faith determination of the board of directors (or analogous governing body) of Borrower, are necessary or advisable to effect such Receivables Facility and (I) customary provisions restricting assignment of any agreement entered into in the ordinary course of business. SECTION 9.11 Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Borrower or its Subsidiaries on the date hereof or any business related or incidental thereto or reasonable extensions thereof. SECTION 9.12 Sale Leasebacks. Directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, which any Credit Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or Subsidiary of a Credit Party in an aggregate amount exceeding $50,000,000 during the term of this Agreement. SECTION 9.13 [Reserved]. SECTION 9.14 Financial Covenants. (a) Total Leverage Ratio. As of the last day of any Fiscal Quarter, permit the Total Leverage Ratio to be greater than 3.50 to 1.00; provided, that for the four Fiscal Quarter period following a Permitted Acquisition, such Total Leverage Ratio shall be increased such that the Total Leverage Ratio shall not exceed 4.00 to 1.00 as of the last day of any such four Fiscal Quarter period. (b) Consolidated Fixed Charge Coverage Ratio. As of the last day of any Fiscal Quarter, permit the Consolidated Fixed Charge Ratio to be less than 1.25 to 1.00. SECTION 9.15 [Reserved]. SECTION 9.16 Disposal of Subsidiary Interests. Permit any Domestic Subsidiary to be a non-Wholly-Owned Subsidiary except as a result of or in connection with a dissolution, merger, amalgamation, consolidation, disposition or other transaction, event or occurrence expressly permitted under Article IX. SECTION 9.17 Use of Proceeds Borrower will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to

85 fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise). No part of the proceeds of the Loans will be used by Borrower or its Subsidiaries, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable Anti-Corruption Laws. ARTICLE X DEFAULT AND REMEDIES SECTION 10.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of three (3) Business Days. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2, 8.3 (a), 8.4, 8.13, 8.15, or Article IX. (e) Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to Borrower and (ii) a Responsible Officer having obtained actual knowledge thereof. (f) Indebtedness Cross-Default. Any Credit Party or any Subsidiary thereof shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, in each case the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity (any applicable grace period having expired).

86 (g) Change in Control. Any Change in Control shall occur. (h) Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing. (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered. (j) Failure of Agreements. Any material provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on any Credit Party or any Subsidiary thereof party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof. (k) ERISA Events. The occurrence of any of the following events: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Multiemployer Plan or Sections 412 or 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto and such unpaid amounts are in excess of the Threshold Amount, (ii) a Termination Event occurs which, individually or in the aggregate with all other Termination Events that have occurred, has resulted or could reasonably be expected to result in liability of any of the Credit Parties in an aggregate amount in excess of the Threshold Amount, or (iii) any Credit Party or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding the Threshold Amount. (l) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) to exceed the Threshold Amount shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without having been paid, discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof. (m) Senior Indebtedness Status. The Obligations of each Credit Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents shall cease to rank as senior in priority of payment to all Subordinated Indebtedness and all senior unsecured Indebtedness of each such Person. SECTION 10.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to Borrower:

87 (a) Acceleration; Termination of Credit Facility. Terminate the Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 10.1(h) or (i), the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, Borrower shall at such time deposit in a Cash Collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such Cash Collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Secured Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such Cash Collateral account shall be returned to Borrower. (c) General Remedies. Exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Secured Obligations. SECTION 10.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 10.2 for the benefit of all the Lenders and any Issuing Lenders; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Lender or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Lender or Swingline Lender, as the case may be) hereunder and under the

88 other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 12.4 (subject to the terms of Section 5.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 10.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 5.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 10.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 10.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Secured Obligations and all net proceeds from the enforcement of the Secured Obligations shall be applied by the Administrative Agent as follows: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lenders in their capacity as such and the Swingline Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lenders and the Swingline Lender in proportion to the respective amounts described in this clause First payable to them; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Lenders, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth payable to them; Fifth, to the Administrative Agent for the account of the Issuing Lenders, to Cash Collateralize any L/C Obligations then outstanding; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Applicable Law. Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI for itself and its Affiliates as if a “Lender” party hereto. SECTION 10.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other

89 documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lenders and the Administrative Agent under Sections 3.3, 5.3 and 12.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 5.3 and 12.3. SECTION 10.6 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right , exercisable at the discretion of the Required Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Applicable Law. Such credit bid or purchase may be completed through one or more acquisition vehicles formed by the Administrative Agent to make such credit bid or purchase and, in connection therewith, the Administrative Agent is authorized, on behalf of itself and the other Secured Parties, to adopt documents providing for the governance of the acquisition vehicle or vehicles, and assign the applicable Secured Obligations to any such acquisition vehicle in exchange for Equity Interests and/or debt issued by the applicable acquisition vehicle (which shall be deemed to be held for the ratable account of the applicable Secured Parties on the basis of the Secured Obligations so assigned by each Secured Party); provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof, shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 12.2. (b) Each Lender hereby agrees, on behalf of itself and each of its Affiliates that is a Secured Party, that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral. SECTION 9.18 Recent Changes in Delaware Law. Notwithstanding anything herein or any other Loan Document to the contrary, no Credit Party that is a limited liability company may divide itself into two or more limited liability companies or series thereof (pursuant to a “plan of division” as contemplated under the Delaware Limited Liability Company Act or otherwise) without the prior written consent of the Administrative Agent, except that any Credit Party that is a limited liability company may divide itself into two or more limited liability companies or series thereof (pursuant to a “plan of division” as contemplated under the Delaware Limited Liability Company Act or otherwise) without the prior written consent of the Administrative Agent so long as all such limited liability companies or series thereof are Borrowers (if the entity divided is a Borrower) or Guarantors (if the entity divided is a Guarantor) and such new Borrowers or new Guarantors, as applicable, comply with the obligations set forth in Section 8.17 and the other applicable further assurances obligations set forth in the Loan Documents.

90 ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.1 Appointment and Authority. (a) Each of the Lenders and each Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither Borrower nor any Subsidiary thereof shall have rights as a third- party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as a potential Hedge Bank or Cash Management Bank) and the Issuing Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XI for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of Articles XI and XII (including Section 12.3, as though such co-agents, sub-agents and attorneys-in- fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. SECTION 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 11.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations in its capacity as Administrative Agent except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

91 (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of their respective Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 12.2 and Section 10.2) or (ii) in the absence of its own bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by Borrower, a Lender or an Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith (including, without limitation, any report provided to it by an Issuing Lender pursuant to Section 3.9), (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vi) the utilization of any Issuing Lender’s L/C Commitment (it being understood and agreed that each Issuing Lender shall monitor compliance with its own L/C Commitment without any further action by the Administrative Agent). (d) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. SECTION 11.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume

92 that such condition is satisfactory to such Lender or such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or such Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub- agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document in the selection of such sub-agents. SECTION 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Institution. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to Borrower and such Person, remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent (other than Administrative Agent fees), all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other

93 Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as an Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender, if in its sole discretion it elects to, and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender, if in its sole discretion it elects to, shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. SECTION 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arranger or bookrunner listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. SECTION 11.9 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its or any of its Affiliate’s capacities as a potential Hedge Bank or Cash Management Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion: (i) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties, under any Loan Document (A) upon the termination of the Commitment and payment in full of all Secured Obligations (other than (1) contingent indemnification obligations and (2) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Lender shall have been made), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (C) if approved, authorized or ratified in writing in accordance with Section 12.2; (ii) to subordinate any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien; and

94 (iii) to release any Subsidiary Guarantor from its obligations under any Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Collateral Agreement pursuant to this Section 11.9. In each case as specified in this Section 11.9, the Administrative Agent will, at Borrower’s expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Subsidiary Guarantor from its obligations under the Collateral Agreement, in each case in accordance with the terms of the Loan Documents and this Section 11.9. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 9.5, the Liens created by any of the Security Documents on such property shall be automatically released without need for further action by any person. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 11.10 Secured Hedge Agreements and Secured Cash Management Agreements. No Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.4 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article XI to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Cash Management Agreements and Secured Hedge Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. SECTION 11.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments or this Agreement; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section

95 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, the Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 11.12 Erroneous Payments. (a) Each Lender, each Issuing Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender, Issuing Lender or other Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the

96 Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in Same Day Funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.9 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as

97 the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 11.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document (g) Nothing in this Section 11.12 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XII MISCELLANEOUS SECTION 12.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: If to Borrower or any Subsidiary Guarantor: Kforce Inc. 1001 E. Palm Avenue Tampa, Florida 33605 Attn: Jeffrey B. Hackman, Senior Vice President, Finance and Accounting Direct Dial: (813) 552-2785 E-mail: JHackman@kforce.com With a required copy to: Kforce Inc. 1001 E. Palm Avenue Tampa, Florida 33605 Attn: Jennifer Smayda, General Counsel Direct Dial: (813) 552-1466 Email: jsmayda@kforce.com If to Wells Fargo as Administrative Agent: Wells Fargo Bank, National Association, as Administrative Agent 1525 West W.T. Harris Blvd. Mail Code NC 0680 Charlotte, North Carolina 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2706 Facsimile No.: (704) 590-2790 Email: agencyservice.request@wachovia.com With copies to:

98 Wells Fargo Bank, National Association 100 South Ashley Drive, Suite 1000 Tampa, Florida 33602 Attention of: Lynn E. Culbreath, Senior Vice President Telephone No.: (813) 225-4312 Facsimile No.: (813) 225-4330 E-mail: lynn.culbreath@wellsfargo.com If to any Lender: To the address set forth on the Register Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Article II if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested. (d) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (e) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make Borrower Materials available to the Issuing Lenders and the other Lenders by posting Borrower Materials on the Platform, subject to the confidentiality provisions of Section 12.10. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability,

99 fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, willful misconduct, or material breach of a Loan Document in bad faith of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, any Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). (f) Private Side Designation. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States Federal and state securities Applicable Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non- public information with respect to Borrower or its securities for purposes of United States Federal or state securities Applicable Laws. SECTION 12.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by Borrower; provided, that no amendment, waiver or consent shall: (a) increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby (provided, however, that waivers of mandatory prepayments shall be permitted with Required Lender approval); (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of Borrower to pay interest at the rate set forth in Section 5.1(b) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder; (d) change Section 5.6 or Section 10.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby;

100 (e) change the second sentence of Section 2.5(a) in a manner that would alter the pro rata reduction of Commitments required thereby without the written consent of each Lender directly and adversely affected thereby; (f) except as otherwise permitted by this Section 12.2, change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (g) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 9.4), in each case, without the written consent of each Lender; (h) release (i) all of the Subsidiary Guarantors or (ii) Subsidiary Guarantors comprising substantially all of the credit support for the Secured Obligations, in any case, from the Collateral Agreement or other guaranty (other than as authorized in Section 11.9), without the written consent of each Lender; or (i) release all or substantially all of the Collateral or release any Security Document (other than as authorized in Section 11.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each affected Issuing Lender in addition to the Lenders required above, affect the rights or duties of such Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (v) each Letter of Credit Application may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; provided that a copy of such amended Letter of Credit Application shall be promptly delivered to the Administrative Agent upon such amendment or waiver, (vi) the Administrative Agent and Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and Borrower shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender, and (vii) the Administrative Agent may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 5.8(c) in accordance with the terms of Section 5.8(c). Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 12.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 5.13 (including, without limitation, as applicable, (1) to permit the Incremental Loans to share ratably in the benefits of this Agreement and the other Loan Documents and (2) to include the Incremental Loan Commitments or outstanding Incremental Loans in any determination of (i) Required Lenders or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount

101 of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender. SECTION 12.3 Expenses; Indemnity. (a) Costs and Expenses. Borrower and any other Credit Party, jointly and severally, shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and the Lead Arranger (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Lead Arranger, provided that such legal expenses in respect of the Agent and the Lead Arranger shall be limited to one primary counsel and one local counsel in each applicable jurisdiction for the Agent and the Lead Arranger, and in case of an actual conflict of interest one additional counsel in each jurisdiction for each affected party) in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent, any Lender of any Issuing Lender (including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or any Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by Borrower. Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims), penalties, damages, liabilities and related reasonable and documented out of pocket expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, provided that such legal expenses in respect of the Agent and the Lead Arranger shall be limited to one primary counsel and one local counsel in each applicable jurisdiction for each affected party, and that such legal expenses in respect of the Lenders shall be limited to one primary counsel and one local counsel in each applicable jurisdiction for the Lenders, and in case of an actual conflict of interest one additional counsel in each jurisdiction for each affected party), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including Borrower or any other Credit Party), other than such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby (including, without limitation, the Transactions), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any

102 Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence, willful misconduct or material breach in bad faith of any Loan Document of such Indemnitee or (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 12.3(b) shall not apply with respect to (Y) Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim, or (Z) out of pocket expenses in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery, and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof, out of pocket expenses incurred in connection with the issuance, amendment, renewal, or extension of any Letter of Credit or any demand for payment thereunder, or in connection with the enforcement or protection of rights in connection with the Loan Documents, the Loans, and the Letters of Credit, in each case to the extent addressed directly in Section 12.3(a). (c) Reimbursement by Lenders. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time, or if the Total Credit Exposure has been reduced to zero, then based on such Lender’s share of the Total Credit Exposure immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to any Issuing Lender or the Swingline Lender solely in its capacity as such, only the Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought or, if the Commitment has been reduced to zero as of such time, determined immediately prior to such reduction); provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub- agent), such Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 5.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law each party hereto shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No party hereto referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 12.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by

103 Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of Borrower or any other Credit Party against any and all of the obligations of Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or the Swingline Lender or any of their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender, the Swingline Lender or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender, the Swingline Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 10.4 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, such Issuing Lender and the Swingline Lender agree to notify Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 12.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Borrower and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Lender, the Swingline Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender, any Issuing Lender or the Swingline Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or any other Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

104 (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. SECTION 12.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 12.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of any of the Secured Parties or to any Secured Party directly or the Administrative Agent or any Secured Party receives any payment or proceeds of the Collateral or any Secured Party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Lender severally agrees to pay to the Administrative Agent upon demand its applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Federal Funds Rate from the date of such demand to the date such payment is made to the Administrative Agent. SECTION 12.8 Injunctive Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 12.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

105 (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that, in each case with respect to any Credit Facility, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Credit Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by Borrower prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consents of the Issuing Lenders and the Swingline Lender (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection

106 with simultaneous assignments to two or more related Approved Funds by a Lender, (B) Borrower shall not be obligated to pay the fee for any assignment that is required or requested by a Lender and (C) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower or any of its Subsidiaries or Affiliates or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 12.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or Borrower or any of Borrower’s Subsidiaries or Affiliates, which shall be null and void.) (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and Borrower, the Administrative Agent and the Lenders

107 shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or Borrower or any of Borrower’s Subsidiaries or Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, the Administrative Agent, the Issuing Lenders, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 12.2(b), (c), (d) or (e) that directly and adversely affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.9, 5.10 and 5.11 (subject to the requirements and limitations therein, including the requirements under Section 5.11(g) (it being understood that the documentation required under Section 5.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 5.10 or 5.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower's request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 5.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 5.6 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

108 (f) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person (unless Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (f)(i) shall not be void, but the other provisions of this clause (f) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Credit Commitment of such Disqualified Institution and repay all obligations of Borrower owing to such Disqualified Institution in connection with such Revolving Credit Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 12.9), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (y) the principal amount thereof and (z) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access the Platform or any other electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any Plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such Plan, (2) if such Disqualified Institution does vote on such Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall have the right, and Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same.

109 SECTION 12.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to Borrower or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (in which case such Person shall, except with respect to any audit or exam conducted by bank accountants or a governmental bank regulatory authority exercising examination or regulatory authority, promptly notify Borrower, in advance to the extent practicable and lawfully permitted to do so) or in accordance with the Administrative Agent’s, the Issuing Lender’s or any Lender’s regulatory compliance policy if the Administrative Agent, the Issuing Lender or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent, the Issuing lender or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent, the Issuing Lender or such Lender, as applicable, shall use commercially reasonably efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify Borrower, in advance, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative or other compulsory proceeding, in which case the Person shall, to the extent permitted by law, inform Borrower in advance thereof to the extent practicable and lawfully permitted to do so), (d) to any other party hereto, (e) to the extent required for the exercise of any remedies under this Agreement, under any other Loan Document or under any Secured Hedge Agreement or Secured Cash Management Agreement, or any action or proceeding relating to this Agreement, any other Loan Document or any Secured Hedge Agreement or Secured Cash Management Agreement, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to Borrower and its obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that also agrees that Information shall be used solely for the purpose of evaluating an investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding Borrower and its Subsidiaries, the Loans and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to (i) with Borrower’s prior written consent, any rating agency in connection with rating Borrower or its Subsidiaries or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the prior written consent of Borrower, (i) with Borrower’s prior consent, to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or any confidentiality agreement provided herein, or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a non-confidential basis from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to any Credit Party or its Subsidiary, (k) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates, (l) to the extent that such information is independently developed by such Commitment Party, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the

110 confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information, but in no event less than reasonable care consistent with industry standards. SECTION 12.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated. SECTION 12.13 Survival. (a) All representations and warranties set forth in Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. (c) Notwithstanding any termination of this Agreement, the confidentiality undertakings set forth in Section 12.10 shall survive the Closing Date until the date that is one (1) year following the expiration of the term of the Agreement pursuant to Section 12.17. SECTION 12.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 12.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and Borrower shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 12.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, any Issuing Lender, the Swingline Lender and/or the Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received

111 counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 12.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired (or been Cash Collateralized) or otherwise satisfied in a manner acceptable to the applicable Issuing Lender and the Commitment has been terminated. The Administrative Agent is hereby permitted to release all Liens on the Collateral upon the repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Commitment. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 12.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Law. SECTION 12.19 Independent Effect of Covenants. Borrower expressly acknowledges and agrees that each covenant contained in Articles VIII or IX hereof shall be given independent effect. Accordingly, Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII or IX, before or after giving effect to such transaction or act, Borrower shall or would be in breach of any other covenant contained in Articles VIII or IX. SECTION 12.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, and Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arranger and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arranger or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Arranger or the Lenders has any obligation to Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby

112 except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of Borrower and its Affiliates, and none of the Administrative Agent, the Arranger or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arranger and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, the Arranger and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Arranger, Borrower or any Affiliate of the foregoing. Each Lender, the Arranger and any Affiliate thereof may accept fees and other consideration from Borrower or any Affiliate thereof for services in connection with this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arranger, Borrower or any Affiliate of the foregoing. SECTION 12.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on Borrower or any of its Subsidiaries or further restricts the rights of Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. SECTION 12.22 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or SECTION 12.23 Acknowledgement Regarding Any Supported QFC. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

113 (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.24, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Remainder of Page Intentionally Left Blank.]

KFORCE INC. AMENDED AND RESTATED CREDIT AGREEMENT LENDERS City National Bank, in its capacity as a Lender By: Name: April Chan Title: Senior Vice President

KFORCE INC. AMENDED AND RESTATED CREDIT AGREEMENT LENDERS SANTANDER BANK, N.A., in its capacity as a Lender By: Name: Irv Roa Title: Managing Director

KFORCE INC. AMENDED AND RESTATED CREDIT AGREEMENT LENDERS MUFG Bank Ltd., in its capacity as a Lender By: Name: George Stoecklein Title: Managing Director

KFORCE INC. AMENDED AND RESTATED CREDIT AGREEMENT LENDERS U.S. BANK NATIONAL ASSOCIATION, in its capacity as a Lender By: Name: Edward B. Hanson Title: Senior Vice President

DMSLIBRARY01\30151656.v6 EXHIBIT A-1 [FORM OF] REVOLVING CREDIT NOTE [Date] FOR VALUE RECEIVED, the undersigned, Kforce Inc., a Florida corporation (the “Borrower”) hereby unconditionally promises to pay, on the Maturity Date (as defined in the Credit Agreement referred to below), to [___________] or its registered assigns (the “Lender”), at the office of Wells Fargo Bank, National Association, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement. This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement, dated as of October 20, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable, all as and to the extent provided therein. In the event this Revolving Credit Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees. All parties now and hereafter liable with respect to this Revolving Credit Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. This Revolving Credit Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. This Revolving Credit Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 1.2 (Other Definitions and Provisions), 12.5 (Governing Law, Jurisdiction, Etc.) and 12.6 (Waiver of Jury Trial).

2 DMSLIBRARY01\30151656.v6 THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WAIVER OF JURY TRIAL. BORROWER HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). BORROWER HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [remainder of page intentionally left blank]

DMSLIBRARY01\30151656.v6 IN WITNESS WHEREOF, the Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT A-2 [FORM OF] SWINGLINE NOTE [Date] FOR VALUE RECEIVED, the undersigned, KFORCE INC., a Florida corporation (the “Borrower”) hereby unconditionally promises to pay, on the Maturity Date (as defined in the Credit Agreement referred to below), to [___________] or its registered assigns (the “Swingline Lender”), at the office of Wells Fargo Bank, National Association, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Swingline Loans made by the Lender to the undersigned pursuant to Section 2.2(a) of the Credit Agreement referred to below. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement. This Swingline Note is the Swingline Note referred to in the Amended and Restated Credit Agreement, dated as of October 20, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Swingline Note shall become, or may be declared to be, immediately due and payable, all as and to the extent provided therein. In the event this Swingline Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees. All parties now and hereafter liable with respect to this Swingline Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind. This Swingline Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. This Swingline Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 1.2 (Other Definitions and Provisions), 12.5 (Governing Law, Jurisdiction, Etc.) and 12.6 (Waiver of Jury Trial).

2 DMSLIBRARY01\30151656.v6 THIS SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WAIVER OF JURY TRIAL. BORROWER HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). BORROWER HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [remainder of page intentionally left blank]

DMSLIBRARY01\30151656.v6 IN WITNESS WHEREOF, the Borrower has caused this Swingline Note to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT B [FORM OF] NOTICE OF BORROWING TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to Section [2.3(a)][5.13] of the Credit Agreement, the Borrower hereby requests the following (the “Proposed Borrowing”): [Incremental Loan to be made as follows:]1 Date Amount Interest Rate (Base Rate/ LIBOR Rate) Interest Period (one, three, six or twelve months -- for LIBOR Rate only) Revolving Loans to be made as follows: Date Amount Interest Rate (Base Rate/ LIBOR Rate) Interest Period (one, three, six or twelve months -- for LIBOR Rate only) NOTE: REVOLVING LOAN BORROWINGS THAT ARE (A) BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN 1 Only to be used in connection with an Incremental Loan issued pursuant to Section 5.13.

2 DMSLIBRARY01\30151656.v6 INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF AND (B) LIBOR RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $250,000 IN EXCESS THEREOF Swingline Loans to be made on [date] as follows: Swingline Loans requested: (1) Total Amount of Swingline Loans $ NOTE: SWINGLINE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $100,000 AND IN INTEGRAL MULTIPLES OF $50,000 IN EXCESS THEREOF. The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing: (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the date of the Proposed Borrowing with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects as of such earlier date). (b) No Default or Event of Default has occurred and is continuing on the date of the Proposed Borrowing or immediately after giving effect to the Proposed Borrowing unless such Default or Event of Default has been cured or waived in accordance with the Credit Agreement. (c) Immediately after giving effect to the making of the Proposed Borrowing (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Credit Loans plus outstanding Swingline Loans plus outstanding L/C Obligations does not exceed the Commitment then in effect and (ii) the outstanding Swingline Loans shall not exceed the Swingline Commitment. (d) All conditions set forth in Section 2.3(a) of the Credit Agreement shall have been satisfied. (e) [If a Swingline Loan is requested] All conditions set forth in Section 2.2 of the Credit Agreement shall have been satisfied.

3 DMSLIBRARY01\30151656.v6 (f) Additional Conditions to Swingline Loans. If a Swingline Loan is requested, (i) all conditions set forth in Section 2.2 shall have been satisfied and (ii) there shall exist no Lender that is a Defaulting Lender unless the Swingline Lender has entered into satisfactory arrangements with the Borrower or such Defaulting Lender to eliminate the Swingline Lender’s risk with respect to such Defaulting Lender. [(g) [If an Incremental Loan is requested] All conditions set forth in Section 5.13 of the Credit Agreement shall have been satisfied.] This Notice of Borrowing may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DMSLIBRARY01\30151656.v6 KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT C [FORM OF] NOTICE OF ACCOUNT DESIGNATION Dated [ ] Wells Fargo Bank, National Association 1525 W. WT Harris Blvd. Charlotte, NC 28262-0680 Attn: Syndication Agency Services Ladies and Gentlemen This Notice of Account Designation is delivered pursuant to the Amended and Restated Credit Agreement dated as of October 20, 2021, by and among KFORCE INC., the Subsidiary Guarantors party thereto, the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended, restated or modified from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement. 1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account: Bank Name: [ ] ABA Routing Number: [ ] Account Number: [ ] Account Name: [ ] 2. The Administrative Agent is hereby authorized to debit the following account for all payments to satisfy any Obligation under the Credit Agreement: Bank Name: Wells Fargo Bank, National Association ABA Routing Number: [ ] Account Number: [ ] Account Name: [ ] 3. This authorization shall remain in effect until revoked or until a subsequent of Account Designation is provided to the Administrative Agent. [Signature page follows]

DMSLIBRARY01\30151656.v6 KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT D [FORM OF] NOTICE OF PREPAYMENT TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”) DATE: [ ] Ladies and Gentlemen: Reference is hereby made to the Credit Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement. This letter shall constitute written notice to the Lender pursuant to Section 2.4(c) of the Credit Agreement of the Borrower’s intent to prepay the [Revolving Credit Loan][,/and][Swingline Loan] listed below in the amount corresponding to such Loan[s] on or about the corresponding date listed below (the “Scheduled Prepayment Date”). Scheduled Prepayment Date Amount Type of Loan (Revolving Credit Loan/ Swingline Loan) Interest Rate (Base Rate/ LIBOR Rate) NOTE: PARTIAL PREPAYMENTS SHALL BE IN AN AGGREGATE AMOUNT OF (A) $1,000,000 OR A WHOLE MULTIPLE OF $100,000 IN EXCESS THEREOF WITH RESPECT TO REVOLVING CREDIT LOANS THAT ARE BASE RATE LOANS (OTHER THAN SWINGLINE LOANS), (B) $1,000,000 OR A WHOLE MULTIPLE OF $250,000 IN EXCESS THEREOF WITH RESPECT TO REVOLVING CREDIT LOANS THAT ARE LIBOR RATE LOANS, (C) $100,000 OR A WHOLE MULTIPLE OF $50,000 IN EXCESS THEREOF WITH RESPECT TO SWINGLINE LOANS. [This letter is delivered in connection with a refinancing or incurrence of Indebtedness, the proceeds of which shall be used to prepay all outstanding Obligations under the

5 DMSLIBRARY01\30151656.v6 Credit Facility and is consequently contingent upon the consummation of such refinancing or incurrence and may be revoked by the Borrower in the event such refinancing or incurrence is not consummated. The Borrower will forward to you draft release documents to be reviewed in connection with the release of the Collateral.]2 Notwithstanding the foregoing, this letter shall not be construed as a waiver of any rights of the Borrower or any of the other Credit Parties under the Credit Agreement and the other Loan Documents. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 2 Include if prepayment is to be a prepayment in full of the Credit Facility.

6 DMSLIBRARY01\30151656.v6 Sincerely, KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT E [FORM OF] NOTICE OF CONVERSION/CONTINUATION TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to Section 5.2 of the Credit Agreement, the Borrower hereby requests ____ conversion (the “Proposed Conversion”) or ____ continuation of the following Loans be made as follows (the “Proposed Continuation”): Applicable Loan Current Interest Rate and Interest Period Date Amount to be converted/ extended Requested Interest Rate (Base Rate/ LIBOR Rate) Requested Interest Period (one, three, six or twelve3 months -- for LIBOR Rate only) NOTE: PARTIAL CONVERSIONS THAT ARE (A) BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF AND (B) LIBOR RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement. The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date of the Proposed Conversion or Proposed Continuation or immediately after 3 Notice for LIBOR Rate Loans having an Interest Period of twelve months must be received four (4) Business Days prior to the requested date of such borrowing.

2 DMSLIBRARY01\30151656.v6 giving effect to the Proposed Conversion or Proposed Continuation unless such Default or Event of Default has been cured or waived in accordance with the Credit Agreement. This Notice of Conversion/Continuation may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DMSLIBRARY01\30151656.v6 KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT F [FORM OF] OFFICER’S COMPLIANCE CERTIFICATE TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] For the fiscal [quarter] [year] ended [_________________, _____]. The undersigned hereby certifies in his/her capacity as an officer and not in his/her individual capacity on behalf of the Credit Parties that, to the best of his/her knowledge, with respect to the Credit Agreement: (a) The financial statements delivered for the fiscal period referred to above present fairly the financial position of the Borrower and its Subsidiaries, for the period indicated above, in conformity with GAAP (subject, in the case of unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes) applied on a consistent basis (subject to any changes in GAAP). (b) Except as otherwise noted herein, I have no knowledge of any Default or Event of Default under the Credit Agreement.4 (c) Attached hereto on Schedule A is a calculation of Consolidated EBITDA for the fiscal quarter referred to above and the year to date period then ended (including a detailed explanation of adjustments made in the calculation) and are calculations in reasonable detail demonstrating compliance by the Credit Parties with Section 9.14 of the Credit Agreement as of the last day of such period referred to above. This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. 4 If the undersigned has knowledge that a Default or Event of Default has occurred and is continuing, an explanation of such Default or Event of Default shall be provided on a separate page attached hereto.

2 DMSLIBRARY01\30151656.v6 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

DMSLIBRARY01\30151656.v6 KFORCE INC., a Florida corporation By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT G [FORM OF] ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.]5 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, any Letters of Credit, guarantees and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor. 1. Assignor[s]: ______________________________ ______________________________ 5 Include bracketed language if there are either multiple Assignors or multiple Assignees.

2 DMSLIBRARY01\30151656.v6 2. Assignee[s]: ______________________________ ______________________________ [for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender] 3. Borrower: KFORCE INC, a Florida corporation 4. Administrative Agent: Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement. 5. Credit Agreement: Amended and Restated Credit Agreement dated as of October 20, 2021 among the Borrower, the other Credit Parties from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. 6. Assigned Interest[s]: Assignor[s] Assignee[s] Facility Assigned Aggregate Amount of Commitment/ Loans for all Lenders Amount of Commitment/ Loans Assigned Percentage Assigned of Commitment/ Loans CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: ______________]6 Effective Date: _____________ ___, 20___. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 6 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

DMSLIBRARY01\30151656.v6 The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By: Name: Title:

DMSLIBRARY01\30151656.v6 ASSIGNEE[S] [NAME OF ASSIGNEE] By: Name: Title:

DMSLIBRARY01\30151656.v6 [Consented to and] Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: Name: Title:

DMSLIBRARY01\30151656.v6 [Consented to:] [KFORCE INC.] By: Name: Title:

DMSLIBRARY01\30151656.v6 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements set forth in the definition of Eligible Assignee and in subsections 12.9(b)(v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.9(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all

2 DMSLIBRARY01\30151656.v6 of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a “signature” of this Assignment and Assumption by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

DMSLIBRARY01\30151656.v6 EXHIBIT H-1 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to the provisions of Section 5.11(g) of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (e) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business or are effectively connected but are not includible in the undersigned’s gross income for U.S. federal income tax purposes under an income tax treaty. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on Internal Revenue Service Form [W-8BEN][W-8BEN- E]1. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. 1 Fill in as applicable.

DMSLIBRARY01\30151656.v6 Delivery of this Certificate by telecopy shall be effective as an original. , as a Lender By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT H-2 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to the provisions of Section 5.11(g) of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (e) the interest payments with respect to such participation are not effectively connected with the undersigned’s conduct of a U.S. trade or business or are effectively connected but are not includible in the undersigned’s gross income for U.S. federal income tax purposes under an income tax treaty. The undersigned has furnished its participating Lender and the Company with a certificate of its non-U.S. person status on Internal Revenue Service Form [W-8BEN][W-8BEN-E]1. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. 1 Fill in as applicable.

DMSLIBRARY01\30151656.v6 Delivery of this Certificate by telecopy or other electronic means shall be effective as an original. , as a Participant By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT H-3 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to the provisions of Section 5.11(g) of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (e) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (f) the interest payments with respect to such participation are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business or are effectively connected but are not includible in the partners/members’ gross income for U.S. federal income tax purposes under an income tax treaty. The undersigned has furnished its participating Lender and the Company with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form [W- 8BEN][W-8BEN-E]9 from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. 9 Fill in as applicable.

DMSLIBRARY01\30151656.v6 Delivery of this Certificate by telecopy or other electronic means shall be effective as an original. , as a Participant By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT H-4 [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Pursuant to the provisions of Section 5.11(g) of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) the undersigned is not, and none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (e) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (f) the interest payments on the Loan(s) are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business or are effectively connected but are not includible in the partners/members’ gross income for U.S. federal income tax purposes under an income tax treaty. The undersigned has furnished the Administrative Agent and the Borrower with Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form [W- 8BEN][W-8BEN-E]1 from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. 1 Fill in as applicable.

DMSLIBRARY01\30151656.v6 Delivery of this Certificate by telecopy or other electronic means shall be effective as an original. , as a Lender By: Name: Title:

DMSLIBRARY01\30151656.v6 EXHIBIT I [FORM OF] FUNDING INDEMNITY LETTER TO: Wells Fargo Bank, National Association, as Administrative Agent RE: Amended and Restated Credit Agreement, dated as of October 20, 2021, by and among KFORCE INC., a Florida corporation (the “Borrower”), the other Credit Parties, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [ ] This letter is delivered in anticipation of the closing of the above-referenced Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the most recent draft of the Credit Agreement (including all exhibits and schedules thereto) circulated to the Borrower and the Lenders. The Borrower anticipates that all conditions precedent to the closing of the Credit Agreement and the initial Extensions of Credit will be satisfied on or about October 20, 2021 (the “Closing Date”). The Borrower wishes to borrow [a portion of] [the initial Revolving Credit Loans], described in the Notice of Borrowing delivered in connection with this letter agreement, on the Closing Date as LIBOR Rate Loans (the “Closing Date LIBOR Rate Loans”). In order to induce the Lenders to accept this request prior to the Closing Date, the Borrower hereby agrees that, in the event the Borrower fails to borrow the Closing Date LIBOR Rate Loans on the Closing Date for any reason whatsoever attributable to Borrower (including the failure of the Credit Agreement to become effective but excluding as a result of the failure of any applicable Lender to advance funds in breach of its obligations under the Credit Agreement), the Borrower hereby unconditionally agrees to reimburse each applicable Lender in respect of its Closing Date LIBOR Rate Loans upon its demand as set forth in Section 5.9 of the Credit Agreement as if it were in effect with respect to the requested Closing Date LIBOR Rate Loans.

2 DMSLIBRARY01\30151656.v6 This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York. This letter may (a) be executed in any number of counterparts by the different signatories hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same letter and (b) upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

DMSLIBRARY01\30151656.v6 KFORCE INC., a Florida corporation By: Name: Title:

Schedule 1.1(b) Commitments and Commitment Percentages Lender Commitment Commitment Percentage Wells Fargo Bank, National Association $68,000,000 34.0% Bank of America, N.A. $46,000,000 23.0% BMO Harris Bank, N.A. $26,000,000 13.0% City National Bank $15,000,000 7.5% MUFG Bank Ltd. $15,000,000 7.5% Santander Bank, N.A. $15,000,000 7.5% US Bank National Association $15,000,000 7.5% Total $200,000,000 100.00% LC/Commitments Issuing Lender L/C Commitment Wells Fargo Bank, National Association $10,000,000 Total $10,000,000